Exhibit 10.15

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

COMPANION DIAGNOSTICS DEVELOPMENT

AND COLLABORATION AGREEMENT

This Companion Diagnostics Development and Collaboration Agreement (this “Agreement”) is made effective as of March 25, 2019 (the “Effective Date”) by and between Precision IBD, Inc., a Delaware corporation having a place of business at 3525 Del Mar Heights #342 Road San Diego, CA 92130 (“Precision”); and Millennium Pharmaceuticals, Inc., a Delaware corporation having a place of business at 40 Landsdowne Street, Cambridge, Massachusetts 02139 (“Millennium”) and a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”). Hereinafter, each of Precision and Millennium are sometimes referred to individually as a “Party” and collectively as the “Parties”.

BACKGROUND

Precision is engaged in business that includes the development of translational platforms, with access to a greater-than [***] patient biorepository of clinical, phenotypic, genotypic and biomarker integrated data (as well as other sample and data banks) that enables the identification and prioritization of potential drugs and drug targets to specific patient populations for therapeutic intervention and production and sale of diagnostic products for those therapies.

Millennium and its Affiliates are engaged in business that includes the research, development and commercialization of pharmaceutical products.

Millennium wishes to collaborate with Precision in the identification and prioritization of potential IBD drug targets and drug candidates, and to develop, analytically and clinically validate, and file for regulatory approval for certain Assays/Tests for selection of patients who are eligible for treatment with MPI Drug(s).

The Parties wish to enter into this Agreement to establish a framework for their efforts with respect to these activities.

In consideration of the foregoing background and the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms not defined in the text are defined in Exhibit A, and have the meanings set forth therein, whether used in singular or plural forms.

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ARTICLE 2

GOVERNANCE

2.1    Joint Steering Committee.

(a)    Formation and Function. Within [***] after the Effective Date, the Parties shall form a joint steering committee (“Joint Steering Committee” or “JSC”) to oversee and manage the collaboration of the Parties under this Agreement. The responsibilities of the JSC shall include: (i) making such changes, or having such changes made, to the Work Plan as it deems necessary to accomplish Work Plan objectives, and reviewing and approving any other proposed amendments to the Work Plan, (ii) receiving and reviewing updates on Activities and other activities contemplated by this Agreement, (iii) reviewing and approving Activities or any Deliverables set forth in the Work Plan, (iv) ensuring the cooperation of the Parties in the performance of the Work Plan, and that the Parties are meeting their commitments for both human and financial support and are each fulfilling all of their respective obligations hereunder, (v) reviewing the recommendations, plans and other activities in support of this Agreement, (vi) resolving disputes escalated to the JSC in accordance with Section 2.6, and (vii) all other matters related to this Agreement or any Activities expressly delegated to the authority of the JSC hereunder or as the Parties otherwise agree.

(b)    Composition. The JSC will be comprised of up to [***] representatives from each Party (a total of up to [***] representatives), or such other number of representatives as the Parties may mutually agree. Each representative shall be an employee of a Party or one of its Affiliates and shall be appointed (and may be replaced at any time) by the relevant Party by prior written notice to the other Party. Each Party’s representatives will have appropriate seniority, experience and delegated authority to make decisions with respect to matters within the scope of the JSC’s responsibility. All JSC representatives will be subject to confidentiality obligations commensurate in scope to the provisions of Article 9. The Parties’ JSC representatives will serve in such capacities, on such terms and conditions, and for such duration, as determined by the Party appointing him or her. Each Party may designate an alternate representative to serve temporarily in the absence of a permanent representative designated by such Party. The JSC will also designate a coordinator who will attend all JSC meetings and coordinate logistics for the JSC, including meeting schedules, agendas and minutes (the “JSC Coordinator”). The JSC Coordinator may be changed at any time upon [***]. For purposes of clarity, the JSC Coordinator will not be counted as a Party representative or have any voting rights.

(c)    Meetings. The JSC will establish a regular meeting schedule that will provide for meetings [***], or at such other frequency as the Parties mutually agree. The JSC may conduct meetings in person or by teleconference or video conference. A quorum for a meeting of the JSC shall be [***] representative of each Party. The JSC may establish procedures for its internal operation at meetings. Additional non-voting employees of a Party or its Affiliates may from time to time be invited to attend JSC meetings, subject to the other Party’s prior consent, which shall not be unreasonably withheld, provided that such additional employees are subject to confidentiality obligations commensurate in scope to the provisions of Article 9.

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(d)    Actions or Decisions. All actions or decisions of the JSC must be made [***] of the Parties, acting through their respective JSC representatives, with each Party having collectively [***] vote in all such actions or decisions, regardless of the number of representatives or other employees a Party has in attendance at the JSC meeting. For clarity, the Parties may also act without a meeting of the JSC if they mutually agree in writing to such action. The JSC Coordinator will maintain a log summarizing all actions or decisions by the JSC, which must be signed by [***] representative of each Party each time such log is updated or revised. If the JSC is unable to agree on any matter within [***] days after such matter is first discussed at a JSC meeting, such matter shall be referred to the Senior Executives of the Parties. The Senior Executives shall negotiate in good faith to resolve such matter through discussions, provided that Millennium Senior Executive will have final decision making authority with respect to MPI Drug Development and Commercialization (subject to exercise of Diligent Efforts by Millennium to make MPI Drug available in the Territory) but not the Development or Commercialization of any Product which will be the decision of the Precision Senior Executive, subject to exercise of Diligent Efforts by Precision to make Product available in the Territory. Any matter that remains unresolved within [***] calendar days of such matter first being referred to the Senior Executives (or within a time period as mutually agreed to by the Parties), then such matter shall be resolved in accordance with Section 13.12.

(e)    Agendas. Each Party will use Diligent Efforts to notify the other Party at least [***] Business Days prior to the date of a JSC meeting of any agenda items it wishes to discuss at such meeting. Notwithstanding the foregoing, upon the mutual agreement of the Parties’ JSC representatives in attendance at a meeting, the JSC will be free to consider any matter related to this Agreement that is within the scope of its responsibilities and that is brought to its attention by either Party at such meeting.

(f)    Minutes. The JSC Coordinator will prepare minutes promptly following each meeting, reporting in reasonable detail the actions taken by the JSC during such meeting, issues requiring resolution, and resolutions of any previously reported issues. Such minutes will be reviewed, commented on if needed, and updated based on the JSC’s feedback prior to being circulated to all representatives of the JSC as final versions. The JSC Coordinator will revise such minutes as necessary.

(g)    Subcommittees. The JSC may from time to time establish subcommittees as it may deem desirable to accomplish Work Plan objectives, including, but not limited to, subcommittee(s) to address commercial considerations, to which the JSC may delegate certain responsibilities of the JSC hereunder; provided, however, that the JSC cannot delegate decision-making responsibilities to a subcommittee. All such subcommittees shall have equal representation from each of the Parties unless the JSC expressly directs otherwise.

2.2    Joint Project Team.

(a)    Formation. Within [***] calendar days after the Effective Date, the Parties shall establish a joint project team (the “JPT”) comprised of a reasonable number of representatives from each Party, as the Parties may mutually agree. Each representative shall be an employee of a Party or one of its Affiliates and shall be appointed (and may be replaced at

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any time) by the relevant Party by prior written notice to the other Party. Each Party’s representatives will have the appropriate seniority, experience, professional and technical qualifications, and ongoing familiarity with the Activities contemplated by this Agreement, to make decisions with respect to matters within the scope of the JPT’s responsibility. All JPT representatives will be subject to confidentiality obligations commensurate in scope to the provisions of Article 9.

(b)    Duties. The JPT will manage the Activities and will confer on a regular basis to facilitate the exchange of information between the Parties regarding their activities in the Territory with respect to the Development (including Clinical Trials) and Commercialization of the MPI Drugs and the Products as to the extent necessary for each Party to perform its obligations under this Agreement (including the exchange of information regarding the status and progress of the Activities), and to coordinate the Parties’ communication, operations and efforts with respect to the Work Plan. The JPT is responsible for: (i) defining development, regulatory and commercial strategy for review and approval by the JSC, (ii) determining successful achievement of Activities in accordance with applicable Deliverables set forth in the Work Plan, (iii) reviewing and commenting on applicable sections of Regulatory Submissions, (iv) coordinating communication and meetings with Regulatory Authorities, (v) reviewing Deliverables and (vi) all other matters related to this Agreement that are expressly delegated to the authority of the JPT by the JSC or as the Parties otherwise agree. The Project Managers and each joint sub-project team established will report to the JPT, at each meeting of the JPT, on the progress under the Work Plan and otherwise with respect to the collaboration of the Parties hereunder, including with respect to the progress of the Development and Commercialization of MPI Drugs for use with Products.

(c)    Meetings. The JPT will meet in accordance with a schedule to be established by mutual written agreement of the Parties, but no less frequently than [***]. The JPT will conduct the majority of its meetings via teleconference. In-person meetings of the JPT shall be at such locations as decided by the JPT. For clarity, the Parties may also act without a meeting of the JPT if they mutually agree in writing to such action. A quorum for a meeting of the JPT shall be [***] representative of each Party. The JPT may establish procedures for its internal operation at meetings. Additional non-voting employees of a Party or its Affiliates may from time to time be invited to attend JPT meetings, subject to the other Party’s prior consent, which shall not be unreasonably withheld, provided that such additional employees are subject to written confidentiality obligations commensurate in scope to the provisions of Article 9.

(d)    Management. The Project Managers who will be members of the JPT will act as co-chairpersons for each meeting of the JPT and will set the agendas for each JPT meeting. The co-chairpersons shall have no greater authority than any other JPT representative. The JPT will elect a secretary who will prepare minutes promptly after each meeting; such minutes shall report in reasonable detail all actions taken by the JPT during such meeting, any issues requiring resolution, and resolutions of previously reported issues. Such minutes are to be reviewed, commented on if needed, and updated per the Project Managers’ feedback prior to being sent to all representatives of the JPT. The secretary will revise such minutes as necessary. Any meeting minutes covering the acceptance of Deliverables or the determination of the achievement of Activities or Deliverables must be signed by the JPT co-chairpersons.

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(e)    Decisions. Decisions of the JPT must be made by [***] by the Parties, acting through their respective JPT representatives, with each Party’s representatives having collectively [***] vote in all decisions, regardless of the number of representatives or other employees a Party has in attendance at the JPT meeting. If the JPT is unable to agree on any matter, such matter shall be resolved in accordance with Section 2.6.

(f)    Sub-Project Teams. The JPT may, from time-to-time, establish sub-project teams with specific subject matter expertise, and such sub-project teams shall have responsibility for management of Activities contemplated by the Work Plans in such subject matter area.

2.3    Project Managers.

(a)    Role. Each Party will designate a single individual to serve as its manager under the Work Plan (each a “Project Manager”). A Project Manager will serve as the principal point of contact for the appointing Party for matters relating to that Party’s performance under the Work Plan and will be responsible for implementing and coordinating, on a day-to-day basis, all Activities and facilitating the exchange of information among the Parties regarding the performance of such Activities. The Project Managers may mutually delegate tasks and responsibilities to sub-managers or sub-project teams, working groups and other team members, as they deem appropriate to efficiently and effectively perform their respective obligations hereunder. Each Party may replace its Project Manager at any time upon written notice to the other Party.

(b)    Meetings. The Project Managers will meet as soon as practicable after the Effective Date and thereafter at least [***] and at such additional times as the Project Managers or the JSC deem reasonably appropriate. Meetings of the Project Managers may be conducted in person or by teleconference or video conference as mutually agreed by the Project Managers. Additionally, the Project Managers (or their designees) will maintain close regular communications with each other as to the status of the ongoing Activities and other activities under this Agreement. Each Project Manager will keep accurate and complete records of his or her activities and meetings and will, from time to time as requested by the JPT or JSC, provide the JPT or JSC with appropriate updates and information to keep the JPT and JSC apprised of each Party’s performance under this Agreement.

2.4    Authority. Notwithstanding anything to the contrary herein, none of the JSC, JPT or Project Managers shall have the power to amend this Agreement or the Work Plan (which may only be amended or modified as provided in Section 13.9) or to make any decision or require any Party to take any action that conflicts with the terms of this Agreement or that is expressly reserved to the Parties hereunder.

2.5    Governance Expenses. Each Party is responsible for all expenses incurred by its representatives in connection with performing their duties under this Article 2, including all costs of travel, lodging and meals in connection with meetings of the JSC, JPT and Project Managers.

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2.6    Escalation Process. Except as expressly set forth herein, any disputes with respect to matters within the scope of decision-making authority of the Project Managers or the JPT that cannot be resolved after good faith efforts, will be submitted to the JSC for resolution.

ARTICLE 3

WORK PLAN AND COLLABORATION TARGETS

3.1    Work Plan. The initial Work Plan has been agreed to by the Parties and is attached as Exhibit B and incorporated herein by reference. The Parties acknowledge that the initial Work Plan may not be comprehensive and may not address all of the following items with sufficient specificity, but will include: [***]. Consequently, the Parties agree that, from time to time, including subsequent to meetings with, or receipt of exchange of information or guidance, from a Regulatory Authority, the Work Plan may be modified and made more comprehensive by agreement of the JSC. Any agreed-to changes, modifications, amendments or addenda to the Work Plan are only effective when mutually agreed to in writing by Parties pursuant to the provisions of this Agreement.

3.2    Standards of Performance. Each Party will perform all Activities with the standards of care and skill to be reasonably expected and in accordance with the terms and conditions of this Agreement. The Parties will comply with: (i) Applicable Law, guidelines and industry standards, and current good practices applicable to the conduct of the Activities and the performance of their respective obligations hereunder (including reporting any reportable payments or transfers of value made to covered recipients pursuant to § 6002 of the Affordable Care Act of 2010, and other similar laws, in connection with the Activities), and (ii) any additional regulatory framework or other standards set forth in the Work Plan. Each Party will keep the other Party reasonably informed with respect to the progress of its Activities, directly or through the JPT and JSC.

3.3    Delays or Deviations. The Parties will use Diligent Efforts to start and complete all Activities (including delivery of all Deliverables) in accordance with the applicable timelines set forth in the Work Plan. Each Party will promptly notify the other Party in writing if: (i) delays in its performance of the Activities are anticipated or likely, or (ii) it encounters any issue that has (or would reasonably be expected to have) an impact on any Activities contemplated by the Work Plan. In the case of (i), the Party experiencing or anticipating delays shall also outline its proposed plan to remediate such delays, if such delays are within its reasonable control. The Parties agree to discuss such delays in good faith and shall attempt to reach agreement on any necessary adjustments or amendments to the timelines set forth in the Work Plan. Such discussions shall take place within the JPT or JSC; provided that any amendments to the Work Plan shall be made in accordance with all applicable provisions of this Agreement.

3.4    Performance by Affiliates and Subcontractors. Each Party may delegate performance of Activities, or portions thereof, to (a) a subcontractor that has been approved by the JPT, such approval not to be unreasonably withheld or (b) an Affiliate; provided that: (i) all Activities performed by an Affiliate or by an authorized subcontractor will be performed in accordance with the Work Plan and this Agreement, (ii) such authorized subcontractor will have entered into an appropriate written agreement with the Party utilizing such authorized

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subcontractor that: (A) contains obligations of confidentiality and restrictions on use of any Confidential Information and any proprietary materials commensurate in scope to the provisions of Article 9 (including with respect to duration); and (B) contains obligations for such authorized subcontractor to assign or exclusively license any Intellectual Property generated by such authorized subcontractor in performing such Activities to the applicable Party utilizing such authorized subcontractor to enable such Party comply with the provisions of Article 8 regarding ownership and Control of Foreground IP. Each Party is and remains solely and exclusively responsible for the conduct of any Activities by its Affiliate or authorized subcontractor under this Agreement. Millennium acknowledges and agrees, however, that, to the extent that Cedar-Sinai Medical Center is used by Precision as a subcontractor to perform any Activities, any Background IP or Diagnostic Foreground IP or Patient Selection IP resulting from such Activities may not be owned by Precision or assigned to Millennium; rather, any such resulting Intellectual Property will be licensed to Precision by Cedar-Sinai as Related Inventions pursuant to that certain Exclusive License Agreement by and between Precision and Cedar-Sinai Medical Center, dated September 1, 2017 (“Cedar-Sinai Agreement”) or otherwise; and shall, in turn, be subject to the licenses granted to Millennium in Section 8.3. Notwithstanding anything to the contrary herein, Millennium shall have the exclusive right to exploit any Compound Patient Selection IP resulting from Activities.

3.5    Selection of Collaboration Targets.

(a)    Prior to Effective Date, Precision supplied to Millennium a list of unnamed potential Collaboration Targets. The information on the foregoing list (“Target Information”) shall be used solely by the individual employees of Millennium or its Affiliates listed on Schedule 3.5(a)(i) (the “Authorized Individuals”) and solely for purposes of selecting the original Collaboration Targets. The Authorized Individuals shall not use or disclose such Target Information to any Third Party or to any other personnel of Millennium or its Affiliates; except as set forth below in this Section 3.5(a) with respect to Target Information regarding Collaboration Targets. The foregoing restrictions on use and disclosure of the Target Information may be referred to herein as the “Firewall.” Also prior to the Effective Date, Millennium picked [***] Targets of highest interest from that list as the original Collaboration Targets for further assessment by sending notice in writing to Precision, and Precision disclosed the names of such [***] Targets to the Authorized Individuals. The Target Information and names for such [***] Targets may be referred to herein as the “Original Target Information.” Millennium shall limit disclosure of the Original Target Information solely to the Authorized Individuals, other personnel of Millennium or its Affiliates in the functional groups listed on Schedule 3.5(a)(ii) (“Functional Groups”) and, subject to Precision’s prior consent, which shall not be unreasonably withheld, Millennium’s and its Affiliates’ business partners and subcontractors (provided that such Third Parties are subject to written confidentiality obligations commensurate in scope to the provisions of Article 9) who have a need to know such information for purposes of developing Development proposals with respect to such Targets to be presented to Functional Groups for approval for inclusion as a Collaboration Target under this Agreement and shall use the Original Target Information for no other purpose, except as set forth below in this Section 3.5(a). Within [***] calendar days after the Effective Date, Millennium shall nominate [***] original Collaboration Targets selected for further Development and a Work Plan will be created and implemented with respect to those [***] Collaboration Targets. Upon

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selection of such [***] Collaboration Targets, the Target Information and names for such Targets shall be treated like other Confidential Information of Precision, subject to the provisions of Article 9. After [***] calendar days following the Effective Date, the original Collaboration Targets not nominated by Millennium (each a, “Non-Nominated Target”) shall no longer be considered Collaboration Targets and Millennium’s license to Precision Intellectual Property granted under Article 8 shall not include the use and practice under the Precision Intellectual Property for the purpose of performing activities related to Non-Nominated Targets. For the avoidance of doubt, all Target Information disclosed by Precision to Millennium pursuant to this Section 3.5 shall be the Confidential Information of Precision.

(b)    If Millennium has not picked the [***] initial Collaboration Targets for further Development within [***] calendar days after the Effective Date, Millennium subsequently determines that a chosen Collaboration Target is no longer viable for Development or Precision terminates this Agreement with respect to a Target pursuant to Section 12.2(b), Millennium may request from Precision an updated list of potential unnamed Collaboration Targets and Precision will supply such list to Millennium as soon as practicable but no later than within [***] Business Days after receipt of Millennium’s written request. Any such list will be provided to the Authorized Individuals, and the Target Information contained therein shall be subject to the Firewall and shall be used solely for purposes of selecting Replacement Target(s) as set forth below in this Section 3.5(b). Upon receipt of such list of then available potential Collaboration Targets, Millennium may pick up to [***] of such Targets to be Collaboration Targets (each such chosen Target, a “Replacement Target”); provided that at any given time after the [***] calendar days following the Effective Date, the total number of Collaboration Targets may not exceed [***] unless an Additional Target is added pursuant to Section 3.5(c) below. Millennium will choose its Replacement Target(s) by sending notice in writing to Precision identifying Millennium’s Replacement Target of choice within [***] days of the Authorized Individuals’ receipt of the applicable Target list from Precision and, upon receipt of such notice, Precision will disclose the identity of such Target to Millennium. The Target Information and identity of such Replacement Target(s) may be referred to herein as the “Replacement Target Information.” Millennium shall limit disclosure of the Replacement Target Information solely to the Authorized Individuals, other personnel of Millennium or its Affiliates in the Functional Groups listed on Schedule 3.5(a)(ii) and, subject to Precision’s prior consent, which shall not be unreasonably withheld, Millennium’s and its Affiliates business partners and subcontractors (provided that such Third Parties are subject to written confidentiality obligations commensurate in scope to the provisions of Article 9) who have a need to know such information for purposes of developing Development proposals with respect to such Replacement Targets to be presented to Functional Group for approval for inclusion as a Collaboration Target under this Agreement. Upon receipt of such approval, each Replacement Target shall be considered a Collaboration Target and the Replacement Target Information shall be treated like other Confidential Information of Precision, subject to the provisions of Article 9, while the discontinued Collaboration Target shall be considered a Non-Nominated Target and Millennium’s license to Precision Intellectual Property granted under Article 8 shall not include the right to use and practice under the Precision Intellectual Property for the purpose of performing activities related to any such Non-Nominated Targets; provided that if Functional Groups do not approve the Developed proposal for such Replacement Target within [***] days

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after Precision’s disclosure of the identify of such Replacement Target to Millennium, such Target shall cease to be a Replacement Target and shall not become a Collaboration Target. A revised Work Plan, including FTE costs (if applicable), will be promptly approved by the Parties and implemented with respect to such Replacement Target.

(c)    If Millennium (with Precision’s concurrence) would like to expand the number of Collaboration Targets (“Additional Targets”) beyond [***], Millennium may request from Precision an updated list reflecting potential unnamed Additional Targets and Precision will supply such list to Millennium as soon as practicable but no later than within [***] Business Days after receipt of Millennium’s written request. Any such list will be provided to the Authorized Individuals and the Target Information contained therein shall be subject to the Firewall and shall be used solely for purposes of selecting Additional Target as set forth below in this Section 3.5(c). Millennium may choose [***] Additional Target by sending notice in writing to Precision identifying Millennium’s Additional Target of choice within [***] days of the Authorized Individuals’ receipt of the list of then available Targets from Precision. Upon Precision’s receipt of such notice, any additional financial terms beyond the milestones and royalties set forth in Exhibit C will be negotiated by the Parties in good faith to fairly reflect development efforts and activities undertaken by Precision with respect to such Additional Target after the Effective Date, and the Parties will discuss a reasonable timeframe for developing and presenting Development proposals with respect to such Additional Target to Functional Groups for approval for inclusion as a Collaboration Target under this Agreement. Upon receipt of such approval and agreement by the Parties with respect to the financial terms applicable to such Target, the Additional Target shall be considered a Collaboration Target and a revised Work Plan will be promptly approved by the Parties and implemented with respect to such Additional Target; provided that if such approval and agreement are not achieved within [***] days after Precision’s disclosure of the identity of such Additional Target to Millennium, such Target shall cease to be an Additional Target and shall not become a Collaboration Target.

(d)    Millennium’s right to request updated lists of Targets and to choose Replacement Targets as set forth above, shall expire on the [***] anniversary of the Effective Date, provided that this period shall be extended by [***] in the event that Precision terminates this Agreement with respect to a Target pursuant to Section 12.2(b) prior to the [***] anniversary of the Effective Date. Millennium’s right to request updated lists of Targets and to choose Additional Targets as set forth above, shall expire on the [***] anniversary of the Effective Date.

3.6    Exclusivity. This Agreement shall be exclusive during the Term as follows: (a) each Party will work exclusively with the other Party on Activities contemplated by this Agreement geared towards the Development and Commercialization of any assays and/or diagnostic products (including Assays/Tests and/or Products) for use with pharmaceutical products Directed to [***], or to any of the Collaboration Targets during the [***] period immediately following the Effective Date, and (b) thereafter during the Term, (i) Precision will work exclusively with Millennium with respect to [***] and each Collaboration Target once each such Collaboration Target is specified (for so long as it is a Collaboration Target), and (ii) each Party will work exclusively with the other Party on the Development and Commercialization of assays and/or diagnostic products (including the Assays/Tests and/or

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Products) for use with pharmaceutical products Directed to [***], or a Collaboration Target once each such Collaboration Target is specified (for so long as it is a Collaboration Target), or each Replacement Target chosen by Millennium in accordance with Section 3.5(b) above (for so long as it is under active consideration as a Collaboration Target by Millennium during the applicable [***] period set forth in Section 3.5(b) above), or Additional Target chosen by Millennium in accordance with Section 3.5(c) (for so long as it is under active consideration as a Collaboration Target by Millennium during the [***] period Millennium’s notice of such choice). Notwithstanding the foregoing, the exclusivity set forth in this Section 3.6 shall not apply to the activities or products of any acquirer of Precision, or its business or assets, or the Affiliates of such acquirer (other than Precision) that (1) were commenced prior to the effective date of such acquisition and/or (2) do not utilize any of the Foreground IP, or the Precision Background IP licensed to Millennium hereunder that was in Precision’s Control as of the effective date of such acquisition; provided that any such activities are subject to appropriate firewalls to ensure continued compliance with all of the term and conditions hereof. The Parties acknowledge that Cedar-Sinai Medical Center retains certain rights to conduct internal, non-commercial research using the technology and patents licensed to Precision under the Cedar-Sinai Agreement.

3.7    Other Activities. Except as expressly set forth herein, all Activities performed pursuant to this Agreement, and all rights and obligations of the Parties hereunder, are nonexclusive and nothing herein will prevent either Party or an Affiliate of either Party from entering into a similar agreement, collaboration or relationship with any Third Party or otherwise undertaking any activity. Except as expressly set forth herein, each Party and its respective Affiliates has the right to perform work for or together with Third Parties, or to undertake activities of its own accord, or with its Affiliates, that are substantially similar or identical to the Activities or other activities contemplated by this Agreement; provided that each Party will do so subject to the limitations set forth in Article 8 and Article 9 with respect to the use of Intellectual Property and Confidential Information.

3.8    Records. The Parties will maintain complete and accurate records of all Activities conducted pursuant to this Agreement, and all results, data, and developments made in conducting such Activities (collectively, “Records”). Records will reflect all work done and results achieved pursuant to the Work Plan in sufficient detail and in good scientific manner appropriate for Intellectual Property and regulatory purposes. In addition, Millennium’s Records shall include complete and accurate financial records, which are adequate to confirm the amounts owed to Precision under this Agreement. The Parties shall retain all Records for the time period required by Applicable Law and will allow for auditing by Regulatory Authorities of all such Records.

3.9    Audits. Each Party retains the right during the Term and for a period of [***] years thereafter, at reasonable times and with reasonable prior written notice to the other Party, to audit, through an independent auditor selected by the auditing Party and reasonably acceptable to the audited Party (provided that such independent auditor is subject to written confidentiality obligations commensurate in scope to the provisions of Article 9), the Records and any other relevant documentation maintained by the other Party, which shall include appropriate documentation relating to all Activities performed by its Affiliates, sublicensees and authorized subcontractors and Regulatory Approvals of the MPI Drugs and all MPI Drug Sales, for

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purposes of confirming compliance with this Agreement and amounts payable hereunder. The audited Party shall fully cooperate with the auditing Party, or its designee, in any audit conducted hereunder and to resolve any unsatisfactory audit findings, including any noncompliance with this Agreement. The results of any such audit shall be the Confidential Information of the audited Party. The auditing Party may not conduct such audit more than [***] per Calendar Year, except in cases where there is a need to audit for cause. The cost of any such audit shall be borne by the auditing Party, except if any such audit reveals an underpayment by the audited Party of more than [***] of amounts owed hereunder for the audited period, in which case the audited Party shall reimburse the auditing Party for the reasonable costs of such audit. Each Party shall pay the other Party underpaid amounts, or refund any overpayments revealed by any such audit, within [***] days of notice thereof.

ARTICLE 4

PAYMENTS FOR ACTIVITIES

4.1    Payment for Activities. Precision will invoice Millennium for amounts payable hereunder as set forth in Exhibit C attached as and incorporated herein by reference. Except as expressly set forth in Exhibit C, Millennium shall not reimburse Precision for any of Precision’s out of pocket costs and other expenses incurred by Precision in connection with the performance of Activities under this Agreement. Unless otherwise set forth in Exhibit C, Millennium will pay undisputed amounts in each invoice within [***] calendar days after receipt of such invoice. Precision will send invoices to Millennium by email to the following address:

[***]

Precision will reference in the invoices the purchase order number provided by Millennium.

4.2    Taxes. The amounts payable pursuant to this Agreement (“Payments”) shall not be reduced on account of any taxes unless required by Applicable Law. Millennium shall deduct and withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if Precision is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding tax, it may deliver to Millennium or the appropriate governmental authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Millennium of its obligation to withhold tax. In such case, Millennium shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that Millennium is in receipt of evidence, in a form reasonably satisfactory to Millennium (e.g., Precision’s delivery of all applicable documentation at least [***] weeks prior to the time that the Payments are due). If, in accordance with the foregoing, Millennium withholds any amount, it shall pay to Precision the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send Precision proof of such payment within [***] calendar days following that payment. The Parties will cooperate with each other in seeking any tax exemption or credits that may be available with respect to any MPI Drug or Product, including the tax credit available under Section 45C of the United States Internal Revenue Code by reason of a Party’s research and development expenditures contributing to the product being granted orphan designation by the FDA, or equivalent Applicable Law outside of the United States.

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4.3    Currency. All payments under this Agreement due to Precision are to be paid in United States dollars.

ARTICLE 5

CLINICAL MATTERS

5.1    Clinical Trials.

(a)    Supply of Products for Clinical Trials. Millennium will be [***]. Precision will be [***] in accordance with the Work Plan. Precision will ensure that adequate supplies of each Product, as defined by the JPT, are made available to the clinical testing laboratories engaged by or on behalf of Precision or Millennium to assist with and/or conduct diagnostic testing using the Product(s) in support of such Clinical Trials. Precision will also ensure that it maintains sufficient inventories of Consumables as are necessary for the conduct of such Clinical Trials. If, upon delivery, any shipments of the Products fail to meet the quality control specifications agreed upon by the Parties (“Quality Control Specifications”), Precision will, upon receipt of notice of such failure from Millennium or any clinical testing laboratory, provide a replacement shipment [***] in a timely manner that meets the Quality Control Specifications so as not to delay the applicable Clinical Trial. The Parties shall enter into: (i) a supply agreement governing the supply of each Product for use in clinical development (“Supply Agreement”), and (ii) a quality agreement governing the quality control, quality assurance and validation of such Assay/Test (“Quality Agreement”). The terms of such Supply Agreement, such Quality Agreement and any other related agreements deemed appropriate to support the supply of Products for use in the Clinical Trials to be conducted using such Products pursuant to the Work Plan shall be negotiated in good faith by the Parties and will contain terms and conditions reasonable and customary for agreements of such type, [***]. Precision’s obligations to supply Product and Consumables pursuant to this Section 5.1 shall be subject to the terms and conditions of the Supply Agreement and Quality Agreement.

(b)    Training. Precision will (i) ensure timely delivery of all materials, procedures and training necessary to utilize the Product(s) at the clinical testing laboratories, (ii) provide written instructions (including Interpretation Guidelines) and in-person training for all the clinical testing laboratories on the performance of the Product(s), as needed, and (iii) otherwise assist with diagnostic testing using the Product(s), in each case in support of the Clinical Trials in accordance with the applicable Work Plan. Millennium shall reimburse Precision for reasonable costs associated with any in-person training necessary to utilize the Product(s) at the clinical testing laboratories in accordance with the Work Plan. For clarity, Millennium shall be responsible for engaging and paying the clinical testing laboratories for the performance of diagnostic testing using the Product(s) in the Clinical Trials.

5.2    Materials.

(a)    Provision of Materials. As more particularly described in the Work Plan, Precision will provide Millennium: [***]. Millennium will furnish to Precision necessary [***], as needed to support

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Precision’s performance of the Activities. Without limiting the foregoing, Millennium will [***] needed to support Precision’s performance of the Activities on a schedule and reporting format approved by the JPT. Each Party will comply with obligations of confidentiality and restrictions on use of Confidential Information and proprietary materials set forth in Article 9 with respect to the materials furnished by the other Party hereunder, as applicable. Each Party understands and agrees that the biological materials furnished hereunder are experimental in nature, and therefore, each Party will handle such materials in accordance with any applicable documentation and written instructions provided by the furnishing Party, and applicable common scientific standards of care relating to such materials (including the use, storage, handling and disposal thereof). Each Party agrees not to use (or provide) Patient Samples in any way that would contravene Patient Sample Requirements.

(b)    Limited Use of Biological Materials. Except as described in Section 3.4 above, each Party agrees to retain possession of biological materials furnished by the other Party hereunder, and not to sell or otherwise provide such materials to any Third Party without the prior written consent of the furnishing Party. Each Party further agrees not to use the biological materials received hereunder, or any data or information generated therefrom for any purpose other than as expressly provided in this Agreement or the Work Plan.

(c)    Records of Use of Biological Materials. Each Party will keep records of its use of all biological materials furnished by the other Party hereunder, and upon completion of the Activities for which the materials have been provided, or upon any earlier expiration or termination of this Agreement, will account for all use of such materials and, at the option of the furnishing Party, either destroy or return to the furnishing Party all unused materials in accordance with Applicable Law and the instructions of the furnishing Party.

(d)    Ownership of Biological Materials. Notwithstanding anything herein to the contrary, each Party will own and retain all right, title and interest in and to all biological materials furnished by it pursuant to this Agreement or the Work Plan.

(e)    Patient Sample Requirements. Each Party acknowledges that certain of the materials transferred hereunder may consist of biological materials that are derived or collected from human subjects. Each Party further acknowledges that the transfer such biological materials and any data or information associated therewith (collectively, referred to as “Patient Sample”) is a highly sensitive matter, and therefore, each Party shall ensure that all Patient Samples transferred under this Agreement shall have been collected, processed, De-identified/coded, tracked, used, stored, handled, transported, manipulated and destroyed in a manner appropriate to ensure compliance with: (i) the terms and conditions of this Agreement, (ii) all obtained informed consents and any applicable requirements of an institutional review board, independent ethics committee, or any equivalent authority, and (iii) any applicable professional and ethical standards with respect to the use of such Patient Samples and Applicable Law, including privacy and patient confidentiality laws (collectively, (i), (ii) and (iii) are referred to as “Patient Sample Requirements”). Each Party shall follow all of its documented policies and procedures to ensure the protection of the autonomy and confidentiality of the human subjects from whom the Patient Samples were collected. For clarity, if collection of the Patient

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Samples was subject to any informed consent or required authorization, the furnishing Party shall ensure that such informed consent and/or authorization allows for the collection, transfer and use of Patient Samples as contemplated by this Agreement. Without limiting the foregoing, Millennium shall ensure that the informed consents and authorizations provided by subjects participating in Clinical Trials included in the Work Plan permit the provision of Patient Samples and information to Precision for use as contemplated by this Agreement, including for purposes of developing the Products. All Patient Samples delivered under this Agreement shall be labeled clearly in accordance with Patient Sample Requirements. Neither Party shall include any personally identifiable health information in the data or information that is part of such Patient Samples without the other Parties’ prior written consent, unless permitted by Patient Sample Requirements.

ARTICLE 6

REGULATORY MATTERS

6.1    Regulatory Approvals. Precision shall be responsible for obtaining and maintaining Regulatory Approvals for each Product. Precision shall ensure that each Product developed hereunder complies with Applicable Law and fulfills all statutory requirements, including the CE-marking in the European Union and requirements for comparable approvals in other countries in the Territory. Millennium shall be responsible for obtaining and maintaining Regulatory Approvals for MPI Drugs. The Parties shall agree on the regulatory Activities the Parties intend to undertake relating to Regulatory Submissions and Regulatory Approvals for MPI Drugs and the Products in the Territory through the JSC. Each Party shall use Diligent Efforts to obtain Regulatory Approvals in sufficient time to enable simultaneous market launch of each Product with the corresponding MPI Drug in the agreed countries in the Territory. The Parties shall cooperate and reasonably assist each other in the Regulatory Approval process and coordinate and align their Regulatory Submissions, and activities pertaining hereto as far as necessary.

6.2    Regulatory Authority Meetings and Regulatory Submissions.

(a)    Written Communications. Each Party will promptly furnish to the other Party a copy of any written communication that it receives from any Regulatory Authority pertaining to any Product within [***] Business Days of receipt.

(b)    Meetings with Regulatory Authorities Regarding Product. Except as otherwise provided herein, the Parties agree that with regard to each Product, Precision will remain solely responsible for all interactions with the CDRH and corresponding Regulatory Authorities in foreign jurisdictions, provided that Millennium will be entitled to participate in planning of all meetings with Regulatory Authorities relating to any Assay/Test or Product (whether such meetings are in person or by telephone or videoconference) and to review all pertinent documents related to any Assay/Test, Product and/or MPI Drug that are shared with Regulatory Authorities in preparation for such meetings, and Precision and Millennium will use reasonable efforts to coordinate their schedules with respect to meeting dates with Regulatory Authorities to allow for both Parties to attend such meetings. Precision shall notify Millennium of any unannounced Regulatory Authority inspection relating to any Product as soon as

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practicable following arrival of the Regulatory Authority at Precision’s facilities. Millennium will be entitled to attend and, if appropriate and permitted under Applicable Law, participate in all such meetings with Regulatory Authorities; provided that Precision may require (in its sole discretion) that Millennium not attend any discussions or inspections (or portions of discussions or inspections) with Regulatory Authorities that involve the Confidential Information of Precision unrelated to any MPI Drug or Product. In the event that Millennium does not participate in any such meeting, then as soon as practicable following its meeting with the Regulatory Authority, Precision shall schedule a separate meeting with Millennium in order to brief Millennium on the outcome and potential consequences of Precision’s meeting with the Regulatory Authority.

(c)    Meetings with Regulatory Authorities Regarding MPI Drug. The Parties agree that with regard to each MPI Drug, Millennium will remain solely responsible for all interactions with the Regulatory Authorities, including CDER and corresponding Regulatory Authorities in foreign jurisdictions, provided that Millennium will notify Precision at least [***] Business Days in advance of all applicable meetings with Regulatory Authorities that relate to any Product (whether such meetings are in person or by telephone or videoconference), and Millennium and Precision will use reasonable efforts to coordinate their schedules with respect to meeting dates with Regulatory Authorities to allow for both Parties to attend such meetings. Precision will be entitled to attend and, if appropriate and permitted under Applicable Law, participate in all such meetings with Regulatory Authorities; provided that Millennium may require (in its sole discretion) that Precision not attend any discussions (or portions of discussions) with Regulatory Authorities that involve the Confidential Information of Millennium unrelated to any Product. In the event that Precision does not participate in any such meeting, then as soon as practicable following its meeting with the Regulatory Authority, Millennium shall schedule a separate meeting with Precision in order to brief Precision on the outcome and potential consequences of Millennium’s meeting with the Regulatory Authority.

(d)    Regulatory Submissions Regarding Product. During the performance of the Work Plan, Precision will use Diligent Efforts to provide the JPT with access to all draft Regulatory Submissions relating to any Assay/Test or Product (including but not limited to IDEs, PMAs, and briefing documents for meetings with Regulatory Authorities) during the submission preparation phase. Millennium will provide comments, if any, back to Precision within [***] Business Days for each document. Precision will consider in good faith any comments from the JPT representatives of Millennium (or applicable sub-team) and will use Diligent Efforts to incorporate such comments into such draft Regulatory Submission. Joint dialogue between the Parties will take place for up to [***] Business Days following the review and comment period set forth above if reasonably requested by Millennium so that the final version can be compiled during this process. The final Regulatory Submissions for the Assay/Test or Product will be submitted by Precision to the relevant Regulatory Authorities.

6.3    Rights of Reference. Upon Millennium’s written request to Precision, Precision will send a letter to the FDA that authorizes the FDA to access Precision’s investigational device exemption application or pre-market approval for the relevant Product on behalf of Millennium for purposes of supporting Millennium’s Regulatory Submissions for MPI Drug for use with the Product. Upon Precision’s written request to Millennium, Millennium will send a letter to the

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FDA that authorizes the FDA to access Millennium’s drug application for the relevant MPI Drug on behalf of Precision for purposes of supporting Precision’s Regulatory Submissions for the Product for use with the MPI Drug. Such letters will be included in the Parties’ respective Regulatory Submissions. If necessary, the Parties will discuss alternate mechanisms to achieve appropriate rights of reference.

ARTICLE 7

SUPPLY AND COMMERCIALIZATION ACTIVITIES

7.1    Commercialization Plan. As part of the Work Plan, Precision shall have responsibility for the Commercialization of the Products in the Territory. Millennium shall have responsibility for Commercialization of the MPI Drugs in the Territory. The Parties, through the JSC, will adopt a commercialization plan regarding each Product (each a “Commercialization Plan”), which will include in reasonable detail: (a) principal strategies with respect to approval, launch, marketing, pricing alternatives and sale of the Product for use with the MPI Drug in the Territory and (b) the activities to be conducted by the Parties in furtherance of the strategies set forth in clause (a). Millennium will use Diligent Efforts to Commercialize the MPI Drugs for use with the Products in the Territory; and the Parties will use Diligent Efforts to perform all Activities set forth under the Commercialization Plan in accordance with the terms and conditions set forth in this Agreement and the Commercialization Plan. The Commercialization Plan will be incorporated into the Work Plan.

7.2    Manufacture and Supply of Commercial Products.

(a)    Manufacture. Precision will Manufacture the Products in accordance with Applicable Law, including QSR requirements and other applicable regional requirements in the Territory.

(b)    Supply. Precision will use Diligent Efforts to make each Product commercially available in the Territory at an appropriate price (based on the pricing alternatives set forth in Commercialization Plan for such Product) in sufficient quantities and within a reasonable timeframe. If requested by Millennium, Precision will supply to Millennium Product(s) in accordance with a separate definitive supply agreement, to be negotiated by the Parties, containing customary and reasonable terms.

(c)    Forecasts. In order to allow Precision to engage in appropriate Manufacturing and supply forecasting activities with regard to the Products, beginning at least [***] months prior to the anticipated date of the First Commercial Sale of the relevant MPI Drug, Millennium shall furnish Precision with a confidential, non-binding, good faith initial forecast (in units) for the Product for use with such MPI Drug. Thereafter and on a semi-annual basis, Millennium shall supply Precision with a confidential, non-binding, good faith rolling [***] year forecast (in units, broken-down by country (or regions and quarters)) as to Millennium’s predicted unit demand for the Product for use with the MPI Drug (it being agreed and understood that such forecasts shall be Confidential Information hereunder).

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(d)    Commercialization Capabilities. Precision will use Diligent Efforts to demonstrate Product scale-up and Commercialization capabilities prior to initiation of any Phase 3 Clinical Trial of the MPI Drug for use with such Product, in accordance with the Work Plan.

7.3    Markets and Security of Supply.

(a)    Markets. In the event that Millennium desires to enter one or more potential geographic markets which Precision does not consider a Commercially Reasonable Opportunity because of the anticipated financial return, or unexpected or excessive risks, Precision shall so notify Millennium and the Parties will meet and discuss in good faith potential solutions whereby the Product may be made available in such markets, if appropriate and permitted under Applicable Law.

(b)    Security of Supply. Precision will use Diligent Efforts to take the following actions to minimize the risk of an Inability to Supply occurring:

(i)    Alternate Manufacturing Facilities. As prioritized by the Work Plan, the JSC or any subcommittee(s) established to address commercial considerations, Precision will work diligently to qualify alternate Manufacturing facilities to Manufacture the various components of the Product.

(ii)    Safety Stock. Precision will maintain reasonable safety stock levels to bridge any supply obligations, if necessary.

In the event that Precision anticipates an Inability to Supply or an Inability to Supply occurs, Precision will promptly notify Millennium in writing and schedule a meeting to brief Millennium as to the reason for the Inability to Supply, and its expectations as to the magnitude and duration of the Inability to Supply. Such Inability to Supply will end upon Precision’s written notice to Millennium that the circumstances resulting in the Inability to Supply have ceased to exist and that Precision is able to meet its supply obligations.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1    Deliverables. Ownership and rights with respect to any data or information embedded in the Deliverables will be determined in accordance with Sections 8.2 and 8.3 below.

8.2    Ownership of Intellectual Property.

(a)    Background or Separate Intellectual Property. Each Party retains all right, title and interest in and to: (i) such Party’s Background IP and (ii) such Party’s Separate IP. Each Party, in its sole discretion, is responsible for the filing, prosecution, maintenance, abandonment and enforcement of its own Background IP and Separate IP.

(b)    Clinical Trial Information. Millennium shall have sole and exclusive ownership of all Clinical Trial Information (including Correlation Data), and all Clinical Trial Information shall be the Confidential Information of Millennium, except for Product Clinical

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Trial Test Results, which shall be jointly owned by the Parties and shall be the Confidential Information of both Parties. For clarity, any and all gene expression data or polygenic risk score generated by or on behalf of Precision in preparation for, or outside of, the Clinical Trials, without the use of Millennium Materials, shall be owned solely by Precision.

(c)    Foreground Intellectual Property. Inventorship of Foreground IP will be determined in accordance with U.S. patent laws. As between the Parties, ownership, as well as responsibility for prosecution, maintenance, abandonment and enforcement of Foreground IP will be as set forth below.

(i)    Diagnostic Foreground IP. All right, title and interest in and to all Diagnostic Foreground IP, irrespective of inventorship, hereby vests in Precision (or its designee). Millennium hereby assigns, and upon Precision’s written request Millennium will promptly execute assignment documents to transfer, to Precision (or its designee) any rights that it may have in or to any Diagnostic Foreground IP. Precision, in its sole discretion, is responsible for the filing, prosecution, maintenance, abandonment and enforcement of Diagnostic Foreground IP.

(ii)    Compound Foreground IP. All right, title and interest in and to all Compound Foreground IP, irrespective of inventorship, hereby vests in Millennium. Precision hereby assigns, and upon Millennium’s written request Precision will promptly execute assignment documents to transfer, to Millennium any rights that it may have in or to any Compound Foreground IP. Millennium, in its sole discretion, is responsible for the filing, prosecution, maintenance, abandonment and enforcement of such Compound Foreground IP. Notwithstanding the foregoing, in the event that a Collaboration Target becomes a Non-Nominated Target, any assignment of Compound Foreground IP related to such Non-Nominated Target made by Precision to Millennium shall automatically revert to Precision, and Millennium will promptly execute any assignment or related documents requested by Precision to restore to Precision any rights that it had in or to any such Compound Foreground IP.

(iii)    Other Foreground IP. Responsibility for prosecution, maintenance, abandonment and enforcement of a patent that covers both Diagnostic Foreground IP and Compound Foreground IP will be as set forth in Section 8.2(d). Ownership of any Other Arising IP will be according to inventorship (determined in accordance with U.S. patent law), with ownership vesting in the Party to whom the inventor(s) has (have) assigned, or is (are) obligated to assign, IP rights. The Party owning any Other Arising IP, in its sole discretion, is responsible for the filing, prosecution, maintenance, abandonment and enforcement of such Other Arising IP.

(iv)    Inventors. In the event a Party’s employees, agents, consultants and/or subcontractors are named as inventors in a patent application for the other Party’s Foreground IP, such Party shall ensure that any and all rights of such

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employees, agents, consultants and/or subcontractors to the other Party’s Foreground IP are assigned to such Party, to enable the assignments to the other Party as set forth above, subject to the last sentence of Section 3.4.

(d)    Combined Diagnostic and Compound Foreground IP.

(i)    Divisible Patent Applications and Patents. The Parties will endeavor to file Diagnostic Foreground IP and Compound Foreground IP in separate patent applications. If a patent application claims subject matter that covers both Compound Foreground IP and Diagnostic Foreground IP, then the JSC shall meet and consider the same and, to the extent possible, the Parties shall divide such patent application into two separate patent applications and resulting patents, of which one shall claim the Diagnostic Foreground IP and the other shall claim the Compound Foreground IP, with ownership of the Diagnostic Foreground IP vesting in Precision in accordance with Section 8.2(c)(i) and ownership of the Compound Foreground IP vesting in Millennium in accordance with Section 8.2(c)(ii). Millennium, in its sole discretion, shall be responsible for the filing, prosecution, maintenance, abandonment and enforcement of the patent application and patents covering the Compound Foreground IP, and Precision, in its sole discretion, shall responsible for the filing, prosecution, maintenance, abandonment and enforcement of the patent application and patents covering the Diagnostic Foreground IP.

(ii)    Indivisible Patent Applications and Patents. Subject to Section 8.2(d)(i) and consent of the other Party pursuant to clause (A) below, if a Party wishes to file or proceed with prosecution of a patent application that claims subject matter that covers both Compound Foreground IP and Diagnostic Foreground IP, which cannot be divided into two separate patent applications and must instead be filed as a single patent application (an “Indivisible Patent”), then such patent application will be jointly owned by the Parties, and any resulting patent (x) shall be owned by Precision if the granted claims only cover Diagnostic Foreground IP, (y) shall be owned by Millennium if the granted claims only cover Compound Foreground IP, or (z) shall remain jointly owned by the Parties if the granted claims cover both Compound Foreground IP and Diagnostic Foreground IP. The following provisions shall apply for any Indivisible Patent:

(A)    The Party seeking to file or proceed with the patent application must obtain the written consent from the other Party.

(B)    The Parties shall cooperate in the prosecution of such patent applications by allowing one Party to take the lead for patent prosecution and providing the other with sufficient comment and review rights with respect to all patent actions, including the filing of new applications, patent prosecution, and maintenance.

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(C)    If the Parties are unable to agree to which Party will take the lead in filing, prosecution and maintenance, the Parties shall together select an outside legal counsel (a “Patent Counsel”) to jointly represent them with respect to the filing, prosecution and maintenance of such Indivisible Patent and the costs and expenses of Patent Counsel shall be borne equally by the Parties.

(D)    Precision shall have the full, perpetual and exclusive right to the Indivisible Patent within the field of diagnostics products.

(E)    Millennium shall have the full, perpetual and exclusive right to the Indivisible Patent to exploit therapeutic products based on the MPI Compound or chemical genus that encompasses the MPI Compound.

(F)    Each Party shall use Diligent Efforts to promptly report in writing to the other Party, during the Term and for a period of [***] months thereafter, known or suspected unauthorized use by a Third Party of the Indivisible Patent of which such Party becomes aware and shall fully cooperate with and provide the other Party with all available evidence supporting such unauthorized use or suspected unauthorized use.

(G)    Each Party shall make any necessary assignments and provide any necessary documentation to support the ownership and rights set forth above. Subject to Sub-sections (D) and (E) above, each Party shall have the right to exercise and license any jointly owned Indivisible Patent without accounting to, or consent from, the other Party.

8.3    Licenses to Intellectual Property.

(a)    Precision License Grant to Millennium.

(i)    Where needed or useful for the selection or exploitation of MPI Drugs Directed to [***] or each specific Collaboration Target, Precision shall grant and hereby grants to Millennium and its Affiliates a nonexclusive, worldwide, fully paid-up, royalty-free license, with the right to grant and authorize sublicenses (including to its collaboration partners), under the Precision Background IP and any Precision Other Arising IP for the Development and Commercialization of MPI Drugs for use with Products solely (i) for the purpose of performing Activities and its obligations hereunder, and (ii) as necessary to Develop and Commercialize the MPI Drugs for use with the Products, in each case, only during the Term, unless Precision terminates this Agreement pursuant to Section l 2.2(b), or Millennium terminates Agreement pursuant to Section 12.2(c) or 12.2(d), and Millennium opts to continue the Development and Commercialization of any MPI Drug(s) for use with the associated Product(s), in which case such license shall survive with respect to such MPI Drug(s) for use with such Product(s) and be subject to payments to Precision as set forth in

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Section 12.5(a) and the terms of the applicable termination section. For the avoidance of doubt, the aforementioned license shall, with respect to Precision Background IP or Precision Other Arising IP, which is owned or otherwise controlled by a Third Party, be subject to (a) any pre-existing restrictions in Precision’s rights to grant a (sub-)license to Millennium to such Intellectual Property under a license agreement, other agreement or otherwise (the “Precision Upstream Agreements”), and (b) the terms and conditions in such Precision Upstream Agreements concerning such Intellectual Property, including (subject to clause (iii) below and Sections 8.6 and 8.7) the pass-through to Millennium of any such payment obligations based on Millennium’s exercise of such license, provided that Precision has diligently informed Millennium of any such restrictions or terms and conditions.

(ii)    Where needed or useful for the selection or exploitation of MPI Drugs Directed to [***] or each specific Collaboration Target. Precision shall grant and hereby grants to Millennium and its Affiliates an exclusive, worldwide, fully paid-up, royalty-free license, with the right to grant and authorize sublicenses (including to its collaboration partners) under the Product Foreground IP solely for the Development and Commercialization of MPI Drugs for use with the Products only during the Term, unless Precision terminates this Agreement pursuant to Section 12.2(b), or Millennium terminates Agreement pursuant to Section 12.2(c) or 12.2(d), and Millennium opts to continue the Development and Commercialization of any MPI Drug(s) for use with the associated Product(s), in which case such license shall survive with respect to such MPI Drug(s) for use with such Product(s) and be subject to payments to Precision as set forth in Section 12.5(a) and the terms of the applicable termination section. Precision shall also grant and hereby grants to Millennium and its Affiliates a nonexclusive, worldwide, fully paid-up, royalty-free license, with the right to grant and authorize sublicenses (including to its collaboration partners) under the Diagnostic Foreground IP solely for the Development and Commercialization of MPI Drug(s) for use with the Product(s) only during the Term, unless Precision terminates this Agreement pursuant to Section 12.2(b), or Millennium terminates Agreement pursuant to Section 12.2(c) or 12.2(d), and Millennium opts to continue the Development and Commercialization of any MPI Drug(s) for use with the associated Product(s), in which case such license shall survive with respect to such MPI Drug(s) for use with such Product(s) and be subject to payments to Precision as set forth in Section 12.5(a) and the terms of the applicable termination section. For the avoidance of doubt, the aforementioned license shall, with respect to Product Foreground IP or Diagnostic Foreground IP, which is owned or otherwise controlled by a Third Party, be subject to (a) any pre-existing restrictions in Precision’s rights to grant a (sub-)license to Millennium to such Intellectual Property under Precision Upstream Agreements and (b) the terms and conditions in such Precision Upstream Agreements concerning such Intellectual Property, including (subject to clause (iii) below and Sections 8.6 and 8.7) the pass-through to Millennium of any such payment

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obligations based on Millennium’s exercise of such license, provided that Precision has diligently informed Millennium of any such restrictions or terms and conditions.

(iii)    Notwithstanding anything in this Section 8.3, with respect to any Precision Upstream Agreements existing as of the Effective Date (including the Cedar-Sinai Agreement), any payment obligations incurred by Precision under such Precision Upstream Agreements based on Millennium’s exercise of the licenses set forth in this Section 8.3 shall not be passed through to Millennium, except to the extent that Millennium exercises any such license to: (A) continue the Development and Commercialization of any MPI Drug(s) for use with the associated Product(s) after termination of this Agreement, (B) Develop or Commercialize the Product(s) pursuant to Section 12.4 or otherwise in connection with the Product Transfer Activities, or (C) Develop or Commercialize any MPI Drug(s) pursuant to a Target License. Similarly, with respect to any Millennium Upstream Agreements existing as of the Effective Date, any payment obligations incurred by Millennium under such Millennium Upstream Agreements based on Precision’s exercise of the licenses set forth in this Section 8.3 shall not be passed through to Precision. In the event that Precision is in breach or default of the Cedar-Sinai Agreement, and Cedar-Sinai Medical Center terminates Precision’s rights with respect to such Precision Upstream Agreement, Millennium’s obligations, as sublicensee of such Precision Upstream Agreement shall continue and flow directly to Cedar-Sinai Medical Center, including the pass-through to Millennium of any payment obligations to Cedar-Sinai Medical Center based on Millennium’s exercise of such license.

(iv)    lf at any point during the Term that Millennium is engaged in the Development and Commercialization of MPI Drug(s) for use with the associated Product(s), including without limitation following the Product Transfer Activities, or after Precision terminates this Agreement with respect to a Product or a Target pursuant to Section 12.2(b), Millennium opts to Commercialize any MPI Drug Directed to a Collaboration Target, independent of the associated Product, which MPI Drug was Developed hereunder, Millennium may request a license from Precision for Commercialization of such MPI Drug (a “Target License Request”). Effective upon receipt of such Target License Request, which shall specify the MPI Drug that is the subject of the request, Precision shall grant, and hereby grants to Millennium an exclusive, worldwide license, with the right to grant and authorize sublicenses (including to its collaboration partners) to use the Target Information with respect to such Collaboration Target to Develop, Manufacture and Commercialize such MPI Drug (the “Target License”). During the Royalty Term, Millennium shall pay a [***] royalty to Precision on MPI Drug Sales of such MPI Drug pursuant to the Target License. For avoidance of doubt, the Target License shall not be subject to any of the milestones and royalties set forth in Exhibit C hereto, except for any milestone payments earned up to the date of Precision’s receipt of such Target License Request. In addition, Millennium shall pay Precision milestones equal to (1) [***] ($[***]) the first time aggregate

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annual MPI Drug Sales for such MPI Drug exceed [***] ($[***]) and (2) [***] ($[***]) the first time aggregate annual MPI Drug Sales for such MPI Drug exceed [***] ($[***]). Subject to such ongoing payment obligation and other surviving rights and obligations hereunder, upon receipt of the Target License Request, (A) this Agreement shall terminate with respect to such MPI Drug and any Assay(s)/Test(s) and Product(s) associated exclusively with such MPI Drug, (B) if such MPI Drug is the only MPI Drug Directed to the Target to which such MPI Drug is Directed that is being actively Developed or Commercialized for use with the associated Product by Millennium hereunder at the time such Target Licensed Request is received, this Agreement shall terminate with respect to such Target, (C) the Termination Consequences shall apply, and (D) any rights granted by Precision to Millennium in connection with the Product Transfer Activities with respect to the Product associated with such MPI Drug shall terminate, and Millennium shall transfer and assign (and hereby assigns) back to Precision any information, materials and agreements assigned to Millennium pursuant to such Product Transfer Activities.

(v)    Following the expiration of the Royalty Term (but not on the early termination of this Agreement) with respect to an MPI Drug in a country, subject to the terms and conditions of this Agreement, the licenses set forth in this Section 8.3 shall become perpetual and irrevocable; provided that the royalties set forth in Exhibit C shall no longer apply with respect to Millennium’s sales of such MPI Drug in such country. If Precision opts to discontinue the Manufacture of Product associated such MPI Drug at any point following the expiration of the Royalty Term, then it shall provide Millennium written notice of its decision at least [***] months prior to the anticipated date of such discontinuation and upon Precision’s receipt of a written request from Millennium, the Parties will meet and discuss in good faith potential solutions within such notice period whereby the Product may continue to be made available, if appropriate and permitted under Applicable Law.

(vi)    As and to the extent necessary for Precision to perform its obligations under this Agreement, Millennium will give Precision written notice of any commercial sublicenses granted pursuant to this Section 8.3(a), as well as any Affiliates and Third Parties granted rights to commercialize MPI Drugs for use with Product, as soon as practicable after the granting thereof through the JPT and/or JSC.

(b)    Millennium’s License Grant to Precision. Where needed, Millennium shall grant and hereby grants to Precision a worldwide, fully paid-up, royalty-free license, with the right to grant and authorize sublicenses (including to its collaboration partners) under the Millennium Background IP, Compound Foreground IP and Millennium Other Arising IP during the Term, unless terminated sooner as provided herein, for the sole purpose of performing Activities and Commercializing the Products for use with the MPI Drugs hereunder, which license shall be non-exclusive with respect to the Millennium Background IP and Millennium Other Arising IP, and exclusive under the Compound Foreground IP. Precision may sublicense

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the licenses granted by Millennium under this Section without Millennium’s prior written consent, provided that Precision gives MPI written notice of any such sublicense as soon as practicable after the granting thereof through the JPT and/or JSC. For the avoidance of doubt, the aforementioned license shall, with respect to Millennium Background IP, Compound Foreground IP or Millennium Other Arising IP, which is owned or otherwise controlled by a Third Party, be subject to (a) any pre-existing restrictions in Millennium’s rights to grant a (sub-)license to Precision to such Intellectual Property under a license agreement, other agreement or otherwise (the “Millennium Upstream Agreements”), and (b) the terms and conditions in such Millennium Upstream Agreements concerning such Intellectual Property, including (subject to Section 8.3(a)(iii) above and Sections 8.6 and 8.7) the pass-through to Precision of any such payment obligations based on Precision’s exercise of such license, provided that Millennium has diligently informed Precision of any such restrictions or terms and conditions.

(c)    Trademarks.

(i)    Precision’s Trademarks. Precision shall own all right, title and interest in and to any and all trademarks developed by or for Precision for use in connection with a Product. Where needed, Precision shall grant and hereby grants to Millennium a nonexclusive, worldwide, fully paid-up, royalty-free license to use such trademarks during the Term in connection with advertising, promoting and marketing MPI Drug for use with the Product.

(ii)    Millennium’s Trademarks. Millennium shall own all right, title and interest in and to any and all trademarks developed by or for Millennium for use in connection with a MPI Drug. Where needed, Millennium shall grant and hereby grants to Precision a nonexclusive, worldwide, fully paid-up, royalty-free license to use such trademarks during the Term in connection with advertising, promoting and marketing Product for use with the MPI Drug.

(d)    Use of Tacit Knowledge for Research Purposes. Each Party acknowledges that the other Party’s personnel may retain in their unaided memories knowledge gained in the course of this Agreement. Use of such knowledge (other than Confidential Information of the other Party) for research purposes will not be an infringement or misuse of the other Party’s Confidential Information or other Intellectual Property so long as the other Party’s Confidential Information or other Intellectual Property is not used, disclosed, commercialized or specifically conveyed to others and so long as the individual has not intentionally memorized the knowledge for the purpose of retaining it. For clarity, the foregoing shall not permit Millennium to use Target Information or Patient Selection Criteria other than as expressly provided in this Agreement, each of which is the Confidential Information of Precision.

8.4    Infringement of Patents by Third Parties. During the Term, each Party shall use Diligent Efforts to prosecute patent rights owned or Controlled by said Party related to this Agreement and to promptly report in writing to the other Party any existing, alleged or threatened infringement of IP rights licensed hereunder of which it becomes aware, and shall provide all information in such Party’s possession or control demonstrating such infringement.

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Precision shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Third Party engaged in any existing, alleged or threatened infringement of Precision IP rights licensed to Millennium hereunder. In the event Precision elects not to take any action with respect to any IP that is exclusively licensed to Millennium hereunder, it shall so notify Millennium in writing within [***] calendar days of first becoming aware of such infringement, and Millennium shall have the right to commence a suit or take action to enforce the applicable patent(s) against Third Party perpetrating such infringement based on the exploitation of a drug Directed to [***] or a Collaboration Target for use in the Indication at its own expense and Takeda shall retain [***] of any recovery in connection with such suit or other action (after recouping its own expenses associated with such suit or action and reimbursing Precision for any of its expenses in connection with its assistance provided for accordance with this Section) and shall pay Precision the remaining [***] of such amounts. Each Party shall provide to the Party enforcing any such rights reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts and shall reasonably consider the other Party’s comments on any important aspects of such enforcement including determination of material litigation strategy, filing of dispositive papers to the competent court. Neither Party shall settle any claim, suit or action that it brought under this Section with respect to Precision IP rights licensed to Millennium hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

8.5    No Implied Licenses. Nothing in this Agreement will be construed as conferring, explicitly or by implication, estoppel or otherwise any license, right, title, interest or immunity under any Background IP, Separate IP or Foreground IP, other than the rights set forth expressly in this Agreement regardless of whether such other Intellectual Property is dominant or subordinate to any Intellectual Property developed under this Agreement or are required to exploit any Intellectual Property developed under this Agreement. Furthermore, neither of the Parties has provided to the other Party and neither Party will provide to the other Party, and neither of the Parties have received from the other Party and neither Party will receive from the other Party, any consideration for the rights and licenses granted herein, except that which is expressly provided herein for the-specific rights expressly granted herein.

8.6    Relevant Third Party IP. If a Party (i) becomes aware of any other Intellectual Property that, on its face, without further analysis, may constitute Relevant Third Party IP or (ii) receives notice from a Third Party alleging that the performance of Activities or the Development, Manufacture or Commercialization of a MPI Drug or Product under this Agreement infringe, misappropriate or otherwise violate a Third Party’s Intellectual Property, in either instance of (i) or (ii), such Party will promptly notify the other Party.

(a)    Upon the provision of any such notification, subject to Section 8.7 below, the Parties will enter into discussions and any necessary protective agreements to determine: (i) whether a license to such Relevant Third Party IP is necessary or useful to each Party, (ii) whether a Party or the Parties should negotiate a license to such Relevant Third Party IP, (iii) which Party or Parties should negotiate for such licenses, (iv) any cost-sharing or other

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financial arrangements between the Parties in connection therewith to the extent such Relevant Third Party IP may be necessary or useful in order to Develop and/or Commercialize both MPI Drug(s) and Product(s), and (v) any related licenses to be granted among the Parties with respect to any such Relevant Third Party IP, in addition to what is contemplated by this Agreement.

(b)    If either Party desires to bring an opposition, action for declaratory judgment, nullity action, interference, declaration for non-infringement, reexamination, inter partes review, post-grant review or other attack upon the validity, title, or enforceability of Relevant Third Party IP (“Invalidation Action”), the Parties will promptly confer to determine whether to bring such action or whether (and the manner in which) to settle such action. Neither Party shall bring an Invalidation Action without the other Party’s prior written consent (not to be unreasonably denied, conditioned or delayed).

8.7    Other Third Party IP. For the avoidance of doubt, Millennium is solely responsible, in its sole discretion and at its sole cost and expense, for obtaining and maintaining any licenses or other rights to access or use any Relevant Third Party IP that may be necessary or useful in order to Develop and/or Commercialize a MPI Drug. Similarly, Precision is solely responsible, in its sole discretion and at its sole cost and expense, for obtaining and maintaining any licenses or other rights to access or use any Relevant Third Party IP that may be necessary or useful in order to Develop and/or Commercialize a Product. Precision will use Diligent Efforts to provide Millennium notice of any Intellectual Property of any Third Party that, to Precision’s Knowledge, would be infringed or misappropriated by the exploitation of Target Information by Millennium as contemplated by this Agreement.

ARTICLE 9

CONFIDENTIAL INFORMATION

9.1    Confidentiality Requirement. Except as necessary to exercise its rights or perform its obligations under this Agreement, or as otherwise permitted by the terms of this Agreement or by the Disclosing Party, the Receiving Party shall, during the Term and for a period of [***] years thereafter: (a) not use any Confidential Information of the Disclosing Party; (b) maintain the Disclosing Party’s Confidential Information in confidence using the same degree of care that the Receiving Party uses for its own Confidential Information, but in no event using less than reasonable care; and (c) not disclose or transfer any Confidential Information of the Disclosing Party to any Third Party, provided that such disclosure shall be permitted to the Receiving Party’s Affiliates and its and its Affiliates’ directors, officers, employees, consultants, agents. advisors, business partners and authorized subcontractors, in each case, who require such Confidential Information to exercise its rights or perform its obligations under this Agreement and who are bound by obligations of confidentiality and non-use commensurate in scope to the provisions of Article 9.

9.2    Authorized Disclosure. Confidential Information may be disclosed by the Receiving Party to the extent such disclosure is required to comply with Applicable Law or a court order, provided that the Receiving Party gives prior written notice to the Disclosing Party regarding such disclosure, and provides reasonable cooperation to the Disclosing Party in seeking, confidential treatment of such disclosure to the maximum extent permitted by Applicable Law.

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9.3    Terms of this Agreement. The Parties acknowledge that the terms and contents of this Agreement (including Work Plan attached hereto) will be treated as the Confidential Information of both Parties. Each Party shall have the right to disclose the terms and contents of this Agreement to actual and potential investors and acquirers in the context of diligence for or closing of such investment or acquisition, subject to the other Party’s prior consent, which shall not be unreasonably withheld, provided that such actual and potential investors and acquirers are subject to confidentiality obligations commensurate in scope to the provisions of Article 9.

9.4    Publicity. Except as required by Applicable Law, no Party will issue any press release or make any public disclosure of the existence or terms of this Agreement, without the prior written approval of such press release or public disclosure by the other Party; provided that if, in the reasonable opinion of a Party’s counsel, a public disclosure is required by Applicable Law or court order, including in a filing with the United States Securities and Exchange Commission, such Party will provide the proposed disclosure to the other Party at least [***] Business Days in advance of such filing or other disclosure for the other Party’s review and comment. The other Party will provide its comments as soon as practicable. Except as otherwise required by Applicable Law, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party deems to be inappropriate for disclosure and requests in writing that the publishing Party remove from such announcement within the applicable review period.

9.5    Use of Name. Except as expressly set forth herein, no right, express or implied, is granted to either Party by this Agreement to use in any manner any trademark, logo or trade name of either Party without the prior written consent of the owning Party. Except as permitted pursuant to Section 9.4, no Party will make, place or disseminate any advertising, public relations, promotional material or any material of any kind using the name of the other Party or any subsidiary or Affiliate of the other Party or use their trademark, logo or trade name, without the prior written approval of the owning Party.

9.6    Publications. The Parties shall reasonably cooperate in developing a publication strategy with respect to the Activities. Each Party shall have the right to publish or present data related to the Activities or any portion thereof for their publication objectives (a “Publication”) in accordance with this Section 9.6. Millennium shall be responsible for and control the timing and scope of any Publication of Clinical Trial information; provided, that any Clinical Trial Information disclosure which specifically relates to the use of the Product in a Clinical Trial, shall be subject to the prior written consent of Precision. For avoidance of doubt, the publishing Party shall have no right to publish the non-publishing Party’s Confidential Information without the affirmative written consent of the non-publishing Party. The publishing Party will provide the non-publishing Party with an advance copy of any proposed Publication containing the non-publishing Party’s Confidential Information at least [***] calendar days prior to such submission for publication or presentation for the non-publishing Party’s review and written consent. The non-publishing Party will have the right to (a) provide comments on such Publication, which shall be given due consideration by the publishing Party, and/or (b) request

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removal of any of its Confidential Information from proposed Publication, which request the non-publishing Party shall comply with. The publishing Party shall postpone the Publication for up to an additional [***] calendar days to allow for filing or registration of Intellectual Property protection upon reasonable request of the non-publishing Party. For clarity, (i) a non-publishing Party’s failure to redact any of its Confidential Information from a Publication, or silence around the same, and (ii) expiration of the review and/or postponement periods described herein, is not affirmative written consent by the non-publishing Party to the inclusion of its Confidential Information in a Publication under this Section.

9.7    Equitable Relief. Each Receiving Party agrees that monetary damages may not be an adequate remedy for breach of this Article 9 and that the Disclosing Party shall be entitled to seek injunctive or other equitable relief to prevent disclosure of its Confidential Information.

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1    Representations, Warranties and Covenants of Precision. Precision represents and warrants to and covenants with Millennium that:

(a)    as of the Effective Date, Precision is a corporation duly organized, validly existing and in corporate good standing under the laws of the state of Delaware;

(b)    Precision has the legal power and authority to execute, deliver and perform this Agreement;

(c)    the execution, delivery and performance of this Agreement by Precision has been duly authorized by all necessary corporate action;

(d)    this Agreement constitutes the legal, valid and binding obligation of Precision, enforceable against Precision in accordance with the terms hereof, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to rights of creditors generally and (ii) rules of law and equity governing specific performance, injunctive relief and other equitable remedies;

(e)    the execution, delivery and performance of this Agreement will not cause or result in a violation of any Applicable Law;

(f)    in connection with the subject matter of this Agreement: (i) none of Precision’s employees, agents, officers or directors is a “Foreign Official” as defined in the U.S. Foreign Corrupt Practices Act, (ii) Precision will not make, accept or request any payment, either directly or indirectly, of money or other assets to any Third Party where such payment would constitute violation of Applicable Law, including the U.S. Foreign Corrupt Practices Act and the UK Bribery Act 2010, (iii) regardless of legality, Precision shall neither make, accept nor request any such payment for the purpose of improperly influencing the decisions or actions of any Third Party, and (iv) Precision shall report any suspected or actual violation of this Section 10.1(f) to Millennium promptly upon becoming aware of the same;

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(g)    to the extent that Precision furnishes any Patient Samples to Millennium pursuant to the Work Plan, Precision has complied with all Patient Sample Requirements;

(h)    Precision’s performance of the Activities under the Work Plan will not violate the terms of any other contractual or legal obligation Precision may owe to any Third Party, including, without limitation, Cedar-Sinai Medical Center and for the duration of the Term, Precision shall not, and shall cause its Affiliates not to, grant to any Third Party rights that encumber, diminish or conflict with the rights granted to Millennium hereunder; and

(i)    Precision has the right to grant the licenses to Millennium that are set forth in Section 8.3(a).

10.2    Representations, Warranties and Covenants of Millennium. Millennium represents and warrants to and covenants with Precision that:

(a)    as of the Effective Date, Millennium is a corporation duly organized, validly existing and in good standing under the laws of Delaware;

(b)    Millennium has the legal power and authority to execute, deliver and perform this Agreement;

(c)    the execution, delivery and performance by Millennium of this Agreement has been duly authorized by all necessary corporate action;

(d)    upon the execution and delivery of this Agreement, this Agreement constitutes the legal, valid and binding obligation of Millennium, enforceable against Millennium in accordance with its terms, subject to the effect of (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to rights of creditors generally and (ii) rules of law and equity governing specific performance, injunctive relief and other equitable remedies;

(e)    the execution, delivery and performance of this Agreement will not cause or result in a violation of any Applicable Law;

(f)    in connection with the subject matter of this Agreement: (i) none of Millennium’s employees, agents, officers or directors is a “Foreign Official” as defined in the U.S. Foreign Corrupt Practices Act, (ii) Millennium will not make, accept or request any payment, either directly or indirectly, of money or other assets to any Third Party where such payment would constitute violation of Applicable Law, including the U.S. Foreign Corrupt Practices Act and the UK Bribery Act 2010, (iii) regardless of legality, Millennium shall neither make, accept nor request any such payment for the purpose of improperly influencing the decisions or actions of any Third Party, and (iv) Precision shall report any suspected or actual violation of this Section 10.2(f) to Precision promptly upon becoming aware of the same;

(g)    to the extent that Millennium furnishes any Patient Samples to Precision pursuant to the Work Plan, Millennium has complied with all Patient Sample Requirements; and

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(h)    Millennium has the right to grant the licenses to Precision that are set forth in Section 8.3(b).

10.3    Disclaimer of Warranties. THE REPRESENTATIONS AND WARRANTIES SET FORTH ABOVE ARE IN LIEU Of ANY AND ALL OTHER WARRANTIES AND REPRESENTATIONS, EXPRESS, IMPLIED, OR STATUTORY, AND EACH PARTY HEREBY DISCLAIMS ANY AND ALL ADDITIONAL WARRANTIES OR REPRESENTATIONS, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES Of MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR FOR NON-INFRINGEMENT OF A PATENT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHTS.

ARTICLE 11

INDEMNIFICATION

11.1    Indemnification by Precision. Precision will indemnify, defend and hold harmless the Millennium Indemnified Parties from and against all Losses resulting from Claims brought against any Millennium Indemnified Party by a Third Party, to the extent such Claims and Losses arise out of: (a) any negligence, recklessness or willful misconduct of a Precision Indemnified Party, (b) any misrepresentation, inaccuracy, breach, or nonfulfillment of any covenant, agreement, representation or warranty of Precision contained in this Agreement, (c) any violation of Applicable Law by a Precision Indemnified Party, or (d) the Development, Commercialization, or Manufacture by or on behalf of Precision of a Product, which is approved, or is under Development pursuant hereto, as a companion or complementary diagnostic to a MPI Drug, (including personal injury or death caused by the use of such Product, or an allegation of infringement of any Intellectual Property rights of any Third Party arising from such Development, Commercialization, or Manufacture of such Product). In all cases in (a) through (d) above, such indemnification obligations will not apply to the extent that Losses or Claims arise out of any of the circumstances described under Section 11.2(a)-(d).

11.2    Indemnification by Millennium. Millennium will indemnify, defend, and hold harmless the Precision Indemnified Parties from and against all Losses resulting from Claims brought against any Precision Indemnified Party by a Third Party, to the extent such Claims and Losses arise out of: (a) any negligence, recklessness or willful misconduct of a Millennium Indemnified Party, (b) any misrepresentation, inaccuracy, breach, or nonfulfillment of any covenant, agreement, representation or warranty of Millennium contained in this Agreement, (c) any violation of Applicable Law by a Millennium Indemnified Party, (d) the Development, Commercialization, or Manufacture of (i) an MPI Drug, including any MPI Drug for which a Product is approved, or is under Development pursuant hereto, as a companion or complementary diagnostic to a MPI Drug (including personal injury or death caused by the use or administration of such MPI Drug, or an allegation of infringement of any Intellectual Property rights of any Third Party arising from such Development, Commercialization, or Manufacture of such MPI Drug) or (ii) any Product by or on behalf of Millennium or its Affiliates following the Product Transfer Activities. In all cases in (a) through (d) above, indemnification obligations will not apply to the extent that Losses or Claims arise out of any of the circumstances described under Section 11.1(a)-(d).

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11.3    Procedure. A party seeking indemnification under Section 11.1 or 11.2 (an “Indemnified Party”) shall notify the other Party (the “Indemnifying Party”) upon becoming aware of any Claim that may be subject to indemnification under this Article 11. Failure to provide such notice shall not constitute a waiver or release of the Indemnified Party’s rights to indemnification, except to the extent that such delay or failure materially prejudices the Indemnifying Party. The Indemnifying Party shall control the defense of such Claim at its sole cost and expense. The Indemnified Party shall cooperate reasonably with the Indemnifying Party and its legal representatives in connection with the investigation and defense of any Claim or Losses covered by this Article 11. Neither Party may enter into any settlement, consent judgment or other voluntary final disposition of any Claim or Losses for which an Indemnified Party seeks indemnification hereunder without the prior written consent of the other Party, such consent not to be unreasonably withheld. The Indemnified Party will take commercially reasonable measures to mitigate risks and Losses related to any such Claim.

11.4    Insurance. During the Term and for a reasonable period thereafter, each Party shall, at its own expense, procure and maintain reasonable and customary clinical trial insurance with a limit of not less than $[***] each occurrence, and other liability insurance as appropriate for claims arising out of the performance of its activities under this Agreement, or in each case the equivalent amount in self-insurance. Without limiting the foregoing, prior to the First Commercial Sale of a MPI Drug for use with a Product under this Agreement, each Party shall procure and maintain commercial general liability insurance with a limit of not less than $[***] each occurrence and errors and omissions insurance with a limit of not less than $[***] each occurrence. It is expressly understood that this requirement does not in any way represent that the types and minimum limits of insurance specified are sufficient or adequate to protect a Party’s interests or liability and such insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this Article 11. Each Party shall provide the other Party with prompt written notice of cancellation, non-renewal or material change in such insurance.

11.5    Limitation on Liability. EXCEPT WITH RESPECT TO THE GROSS NEGLIGENCE, RECKLESSNESS OR WILLFUL MISCONDUCT OR A BREACH OF ARTICLE 9 BY A PARTY OR FOR AMOUNTS SOUGHT BY THIRD PARTIES IN CLAIMS THAT ARE SUBJECT TO EACH PARTIES’ RESPECTIVE INDEMNITY OBLIGATIONS UNDER THIS ARTICLE 11, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING ANY CLAIMS FOR LOSS OF BUSINESS OR GOODWILL, LOSS OF REVENUE OR LOSS OF PROFITS) ARISING FROM THIS AGREEMENT.

ARTICLE 12

TERM AND TERMINATION

12.1    Term. This Agreement commences on the Effective Date and will remain in effect on a country-by-country and MPI Drug-by-MPI Drug basis until the expiration of the Royalty Term with respect to such MPI Drug in such country (“Term”), unless and until the Parties mutually agree to terminate the Agreement, or this Agreement is terminated as provided

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herein. When the Term expires with respect to an MPI Drug in a country, this Agreement shall also expire with respect to the associated Product and, if the Term expires with respect to all MPI Drugs Directed to a Target in a country, this Agreement shall expire with respect to the Target to which such MPI Drugs are Directed and all associated Products, in such country.

12.2    Termination Rights.

(a)    By Millennium With or Without Cause. This Agreement may be terminated by Millennium, in whole (i.e., with respect to all MPI Drugs, Targets and Products) or with respect to a given Target (including the associated MPI Drugs, Assays/Tests and Products), at any time with cause (other than a material breach of the Agreement by Precision, which shall be subject to Section 12.2(c) below) or without cause, upon [***] calendar days prior written notice to Precision. In the event that Millennium decides to discontinue the Agreement pursuant to this Section 12.2(a), the Parties shall reasonably cooperate to provide for an orderly wind down of the Activities with respect to the terminated Product(s) within the [***] day notice period and Precision shall still be eligible for all milestone payments earned up to the effective date of such termination. In the event that Millennium is actively Developing or Commercializing more than one MPI Drug Directed to a particular Target, for use with a Product, Millennium may terminate this Agreement in accordance with this Section 12.2(a) on a MPI Drug-by-MPI Drug basis, in which case this Agreement will also terminate with respect to any Assay(s)/Test(s) and Product(s) associated exclusively with terminated MPI Drug but will not terminate with respect to associated Target, unless such MPI Drug is the only MPI Drug Directed to the Target to which such MPI Drug is Directed that is being actively Developed or Commercialized by Millennium for use with a Product hereunder at the time of such notice of termination is provided. Prior to issuing a notice of termination pursuant to this Section 12.2(a), Millennium shall provide Precision the basis for its termination, if terminated for cause (including due to any MPI Drug Development failure or lack of commercial viability determination). In the event of a termination of this Agreement, in whole or in part with respect to a given Target, Assay/Test and/or Product, by Millennium pursuant to this Section 12.2(a) or Section 8.3(a)(iv), the following shall apply:

(i)    The JSC shall coordinate the wind-down of the Activities with respect to the terminated Assay(s)/Test(s) and/or Product(s), or shall establish an appropriate committee to coordinate such wind-down.

(ii)    Millennium, as soon as reasonably practical following written request from Precision, shall transfer to Precision, and shall assign and hereby assigns to Precision (effective upon such termination) any rights, title and interest that Millennium may have in and to, as applicable, any and all information, materials, data, results, Deliverables and the like (A) developed or produced by Millennium or Precision pursuant to the Activities (other than the Clinical Trial Information, Millennium Materials, Millennium Background IP, and Compound Foreground IP) related exclusively to such terminated Assay(s)/Test(s) and Product(s) and (B), in the event of termination of a Target, developed or produced by Precision hereunder related to such Target, and

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(iii)    Effective upon the effective date of such termination, Millennium shall grant, and hereby grants, to Precision, a non-exclusive, perpetual, irrevocable, transferable, royalty-free, fully paid-up license, including the right to grant and authorize sublicenses, under the Compound Foreground IP and Millennium Other Arising IP, for the sole purpose, and only to the extent necessary, to Develop, Manufacture and Commercialize the terminated Assay(s)/Test(s) and Product(s), independent of the terminated MPI Drug(s) ((i)-(iii), collectively, the “Termination Consequences”). For avoidance of doubt, this Section 12.2(a)(iii) does not grant Precision any right to make, have made, use, sell, offer to sell or import the MPI Drug(s) associated with the Product.

(b)    By Precision for Lack of Scientific Merit or Technical Challenges. This Agreement may be terminated by Precision on a Product-by-Product or Target-by-Target basis, upon [***] calendar days prior written notice to Millennium in case of lack of scientific merits or insurmountable technical challenges in developing such Assay(s)/Test(s) or Product(s), or Assays/Tests or Products associated with such Target generally, despite using Diligent Efforts. Prior to issuing such notice of termination, Precision shall provide Millennium with a written report describing in detail the basis for its determination relating to scientific merit or technical challenges associated with the Work Plan. Upon such termination, the Parties shall reasonably cooperate to provide for an orderly wind down of the Activities with respect to the terminated Product(s) and Precision shall still be eligible for all payments earned up to the date of termination. Upon termination of this Agreement with respect to a Product pursuant to this Section 12.2(b), this Agreement shall also terminate with respect to the associated MPI Drug. Similarly, upon termination of this Agreement with respect to a Target pursuant to this Section 12.2(b), this Agreement shall also terminate with respect to all MPI Drugs Directed to such Target and all Products associated with such Target. Solely to the extent that Millennium intends to continue the Development and Commercialization of the applicable MPI Drug(s) with a Product(s) that has been terminated pursuant to this Section 12.2(b), Millennium may provide Precision with written notice of such intent, and the Product Transfer Activities shall apply, subject to the payment obligations set forth in Section 12.5(a), and the licenses granted to Millennium in Section 8.3 shall survive, for so long as such Development and Commercialization continues.

(c)    By Either Party for Material Breach. This Agreement may be terminated by either Party in the event that the other Party commits a material breach of this Agreement and the breaching Party fails to cure such breach within [***] calendar days of receiving a written notice of default from the non-breaching Party, such termination to take effect upon delivery of written notice of termination to the breaching Party within [***] calendar days following expiration of the cure period; provided that if such breach is primarily related to a particular Product or MPI Drug, such termination right may only be exercised with respect to such Product (and the associated MPI Drug(s)) or MPI Drug (and the associated Product), and not this Agreement in its entirety. Upon termination of this Agreement with respect to a MPI Drug pursuant to this Section 12.2(c), this Agreement shall terminate with respect to the Target to which such MPI Drug is Directed, and all MPI Drugs and Products associated with such Target, if such MPI Drug is the only MPI Drug Directed to such Target that is being actively Developed

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or Commercialized for use with the associated Product by Millennium hereunder at the time of such termination. If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that disputes that there has been a material breach may contest the allegation in accordance with Section 13.12. Upon such termination, the Parties shall fully cooperate to provide for an orderly wind down of the applicable Activities and Precision shall still be eligible for all milestone payments earned up to the date of termination.

(d)    By Either Party for Insolvency.

(i)    Either Party may terminate this Agreement immediately by written notice to the other Party if the other Party becomes insolvent, makes or has made an assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy proceedings on behalf of or against it (except for involuntary bankruptcy proceedings that are dismissed within [***] calendar days) or has a receiver or trustee appointed for substantially all of its property.

(ii)    All licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code and other similar laws in any jurisdiction outside the U.S. (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as defined under the Bankruptcy Laws. If a case is commenced during the Term by or against a Party under Bankruptcy Laws then, unless and until this Agreement is rejected as provided pursuant to such Bankruptcy Laws, such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee) shall perform all of the obligations in this Agreement intended to be performed by such Party. If a case is commenced during the Term by or against a Party under the Bankruptcy Laws, this Agreement is rejected as provided for under the Bankruptcy Laws, and the non-bankrupt Party elects to retain its rights hereunder as provided for under the Bankruptcy Laws, then the Party subject to such case under the Bankruptcy Laws (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to the non-bankrupt Party copies of all patents and information necessary for the non-bankrupt Party to prosecute, maintain and exploit its licenses under the terms of this Agreement. All rights, powers and remedies of the non-bankrupt Party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Laws) in the event of the commencement of a case by or against a Party under the Bankruptcy Laws. In particular, it is the intention and understanding of the Parties to this Agreement that the rights granted to the Parties under this Section are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy.

12.3    Rights to Termination. If Precision exercises its rights under Section 12.2(c) or 12.2(d) or in the event of a termination of this Agreement in its entirety or with respect to a given Target, Assay/Test and/or Product pursuant to Section 8.3(a)(iv), the Termination Consequences

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will apply. If Millennium exercises its rights Section 12.2(c) and Millennium intends to continue the Development and Commercialization of a MPI Drug(s) with a terminated Product(s), Millennium may provide Precision with written notice of such intent, and the Product Transfer Activities will apply, subject to (a) the obligations to work in good faith to enable Precision to continue to Develop and Commercialize the affected Product(s) set forth in Section 12.4 and (b) the payment obligations set forth in Section 12.5(a).

12.4    Millennium Alternative to Termination. If Millennium has the right to terminate this Agreement pursuant to Section 12.2(c) due to a breach that renders Precision unable to Develop and Commercialize a Product(s) pursuant to the Work Plan but elects to not exercise such right and continue the Activities with respect to such Product(s), the Agreement shall continue in full force and effect, and the Parties shall discuss in good faith potential approaches to cure the breach giving rise to such right. If the Parties are unable, despite good faith discussions, to agree to an approach to enable Precision to continue to Develop and Commercialize the affected Product(s), then, upon Millennium’s request and solely to the extent Millennium intends to continue the Development and Commercialization of the applicable MPI Drug(s) with the Product(s):

(a)    All of Millennium’s remaining payment obligations under this Agreement with respect to such MPI Drug(s) and Product(s) that are achieved after such transfer with respect to the affected Product(s) shall be reduced by ([***]%).

(b)    The JSC shall coordinate the transfer of Precision’s Activities with respect to such Product(s) to Millennium or its designee, or shall establish an appropriate committee to coordinate such transfer.

(c)    Precision, as soon as reasonably practical, shall provide to Millennium, as applicable and to the extent permitted under any relevant Third Party contract(s): (i) any information, materials, data, results, and the like developed by or for the benefit of Precision pursuant to this Agreement relating to such Product(s); and (ii) other Deliverables that are necessary in the continued Development and Commercialization of such Product(s).

(d)    At Millennium’s request, Precision shall assign to Millennium any and all agreements under which Precision engages a Third Party to conduct Development or Commercialization activities, which agreements are specific to such Product(s), or if such assignment is not permitted under the relevant agreement, or such agreement is not specific to the affected Product(s): (i) grant to Millennium other rights to provide to Millennium the benefit of such agreement with respect to such Product(s), to the extent permitted under the terms of such agreement; or (ii) to the extent assignment or granting of rights is not permitted under the terms of such agreement, the Parties shall discuss in good faith an alternative solution to enable Millennium to receive the benefit of the terms of such agreement with respect to such Product(s).

(e)    At Millennium’s reasonable request, which Precision agrees shall not be unreasonably denied, Precision shall continue to supply such Product(s) (to the extent previously so supplied by Precision) for a time period to be mutually agreed upon by the Parties (not to exceed [***], which Product will be provided at Precision’s standard price for such Product. If

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necessary, at Millennium’s reasonable request, Precision shall also provide technical assistance reasonably necessary to assist Millennium in the start-up of Manufacturing of such Product at Millennium’s cost and expense.

(f)    Subject to the applicable payment obligations set forth in this Agreement, Precision shall grant and hereby grants to Millennium a worldwide license, with the right to grant and authorize sublicenses (including to its collaboration partners) under the Precision Background IP, Precision Foreground IP and Precision Other Arising IP, for the sole purpose, and only to the extent reasonably necessary, to continue the Development and Commercialization of such Product(s) for use with such MPI Drug(s) hereunder. Precision shall take such other actions and execute such other instruments, assignments and documents as may be reasonably necessary to allow for the continued Development and Commercialization of such Product(s) by Millennium, including grant of appropriate (sub-)licenses that may be useful to Millennium in addition to what is contemplated by this Agreement, where needed, on terms to be negotiated by the Parties. The actions set forth in (b)-(f) above may be referred to herein as the “Product Transfer Activities.”

(g)    In the event of transfer of Precision’s Activities with respect to the affected Product(s), all licenses granted by Millennium to Precision for the purpose of performing such Activities with respect to such Product(s) shall terminate following such transfer.

12.5    Effect of Termination.

(a)    Payment Obligation. Termination of this Agreement does not relieve Millennium, from any of its payment obligations set forth in Exhibit C that have accrued prior to the effective date of the termination of this Agreement. Except as otherwise expressly set forth herein, if Millennium proceeds to Commercialize any MPI Drug for use with a Product after the termination of this Agreement, including without limitation pursuant to any surviving licenses, Millennium’s obligations to pay Precision milestones and royalties set forth in Exhibit C shall survive, provided that all Millennium’s remaining payment obligations with respect to such Product shall be reduced by ([***]%). For clarity, the foregoing shall not be deemed to grant Millennium any rights or licenses under Precision’s Background IP, Separate IP or Foreground IP.

(b)    Termination of Licenses. All licenses and rights granted by one Party to the other Party under this Agreement shall terminate with respect to any terminated Target(s) Product(s), and/or MPI Drug(s); provided, for clarity, that such termination shall not apply to the extent such licenses and rights expressly survive termination of this Agreement.

(c)    Confidential Information of Millennium. Upon any expiration or termination of this Agreement, Precision will dispose of all tangible embodiments, and render inaccessible or useless all electronic embodiments, of any Confidential Information of Millennium provided to Precision by Millennium hereunder, except that Precision may retain one copy thereof for legal archival purposes or to the extent reasonably necessary to exercise any surviving rights hereunder.

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(d)    Confidential Information of Precision. Upon any expiration or termination of this Agreement, Millennium will dispose of all tangible embodiments, and render inaccessible or useless all electronic embodiments, of any Confidential Information of Precision provided to Millennium by Precision hereunder, except that Millennium may retain one copy thereof for legal archival purposes or to the extent reasonably necessary to exercise any surviving rights hereunder.

12.6    Survival. Except as otherwise expressly set forth in this Agreement, upon expiration or termination of this Agreement, all rights and obligations of the Parties shall terminate with respect to the expired or terminated Targets, Products and/or MPI Drugs. Termination of this Agreement by either Party for any reason does not affect the rights and obligations of the Parties accrued prior to the effective date of the termination of this Agreement. All rights and obligations of the Parties set forth herein that expressly or by their nature survive the expiration or termination of this Agreement, including Sections 3.8 and 3.9 (for the period set forth in Section 3.9), 5.2(b), 8.1, 8.2, any and all applicable Target Licenses and payment obligations in Section 8.3(a)(iv), 8.5, Article 1, Article 4 (with respect to amounts accrued prior to termination and any payment obligations that expressly survive expiration or termination) Article 9, Article 11, Article 12 (as applicable), and Article 13, will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement until they are satisfied or by their nature expire and bind the Parties and their legal representatives, successors, and permitted assigns.

12.7    References to Targets. For clarity, with respect to terminations by Target described in this Article 12, a “Target” shall refer to the [***] or a Collaboration Target, as applicable.

ARTICLE 13

GENERAL PROVISIONS

13.1    Notice. Notices provided for herein must be in writing and delivered by hand or overnight courier service, or mailed (certified or registered) as follows:

If to Millennium:

Millennium Pharmaceuticals, Inc.

40 Landsdowne Street

Cambridge, MA 02139

Attention: Chief Counsel

If to Precision:

Precision IBD, Inc.

3525 Del Mar Heights Rd #342

San Diego, CA 92130-2122

Attn: President

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With a copy to:

Wilson Sonsini Goodrich & Rosati

28 State Street

Boston, MA 02109

Attn: [***]

All notices and other communications given to any Party in accordance with the provisions of this Agreement are deemed to have been given on the date of receipt if delivered by hand or overnight courier service, or on the date [***] Business Days after dispatch by certified or registered mail return receipt requested (postage prepaid) if mailed, in each case delivered, sent or mailed (properly addressed) to such Party to its address as set forth in this Section, or to such other address that such Party may have notified the other Party from time to time.

13.2    Governing Law. This Agreement is governed by, construed and enforced in accordance with the laws of the State of New York, other than its conflict of laws principles directing the application of any other law; provided that those matters pertaining to the validity or enforceability of patent rights shall be interpreted and enforced in accordance with the laws of the territory in which such patent rights exist. The provisions of the United Nations Convention on Contracts for the International Sale of Goods (1980) do not apply to this Agreement.

13.3    Relationship. This Agreement does not establish any Party as the legal representative or agent of the other, nor does any Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against, or in the name of or on behalf of, any other Party. This Agreement does not constitute, create or in any way be interpreted as a joint venture, partnership or formal business organization of any kind, including for tax purposes.

13.4    Force Majeure. No Party will lose any rights hereunder or be liable to the other Parties for Losses on account of failure of performance by the defaulting Party, if the failure is occasioned by government or court action (e.g. injunction), war, terrorism, fire, explosion, flood, strike, lockout, embargo, widespread market shortage of materials or utilities or an act of God, provided that the Party claiming force majeure has exerted all Diligent Efforts to avoid or remedy such force majeure. Such excuse will continue as long as the condition preventing the performance continues. Upon cessation of such condition, the affected Party will promptly resume performance hereunder. Each Party agrees to give the other Party prompt written notice of the occurrence of any such condition, the nature thereof, and the extent to which the affected Party will be unable to perform its obligations hereunder. Each Party further agrees to use Diligent Efforts to correct the condition as quickly as possible and to give the other Party prompt written notice when it is again fully able to perform its obligations hereunder.

13.5    Headings; Internal References. The headings used herein are included for convenience only and are not to be used in construing or interpreting this Agreement.

13.6    Assignment. Neither Party has the right to assign its rights or obligations under this Agreement without the prior written consent of the other Party, such consent not to be

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unreasonably withheld; provided however, that: (a) each Party may assign this Agreement and all of its rights and obligations hereunder, without such consent, to an entity that acquires all or substantially all of the business or assets to which this Agreement pertains, whether by merger, consolidation, reorganization, acquisition, sale, license or otherwise, and (b) each Party may assign this Agreement and all of its rights and obligations hereunder, without such consent, to an Affiliate. This Agreement is binding upon and will inure to the benefit of the successors and permitted assigns of each respective Party. Any assignment not in accordance with this Section shall be null and void.

13.7    Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the matters set forth herein, and supersedes all prior agreements (including the Prior CDA) and understandings, both written and oral, among the Parties with respect thereto.

13.8    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic and legal substance of the underlying transaction, taken as a whole, is not affected in any manner materially adverse to either Party. Upon such determination that: (a) any term or other provision is invalid, illegal or incapable of being enforced, and (b) the economic or legal substance of the underlying transaction, taken as a whole, is affected in a manner materially adverse to either Party, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner to the fullest extent permitted by Applicable Law in order that the underlying transaction be completed as originally contemplated to the fullest extent possible.

13.9    Waivers; Amendment. The failure of either Party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, will not be construed as a waiver or relinquishment of the future performance of any such term, covenant or conditions or the future exercise of such right, and the obligation of the other Party with respect to such future performance will continue in full force and effect. Any such waiver shall only be effective if made in writing, signed by the waiving Party. No item or provision of this Agreement (including the Work Plan) may be altered or amended except by a writing signed by both Parties.

13.10    Counterparts. This Agreement and any amendments may be executed (including via facsimile or other reliable electronic means of transmitting signed copies such as emailed scanned signed copies) in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and same instrument.

13.11    No Construction Against Drafter. The Parties acknowledge and agree that each Party has participated in the drafting and negotiation of this contract and have had a free and equal opportunity to do so, that each Party has been represented by counsel or had an opportunity to be represented by counsel, and that the provisions of this Agreement will not be construed against any Party as the drafter.

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13.12    Dispute Resolution. All disputes arising out of or in connection with this Agreement or any Work Plan will be finally settled by a sole neutral through a binding, non reviewable and non appealable alternative dispute resolution process in accordance with the then existing Non Administered Arbitration Rules of the International Institute for Conflict Prevention and Resolution (http://www.cpradr.org/). The place of arbitration will be New York, New York, United States. The neutral’s award may be entered as a final judgment in any court having jurisdiction. Notwithstanding the Parties’ agreement to arbitrate, unless the Parties agree in writing in any particular case, claims and disputes between the Parties relating to or arising out of, or for which resolution depends on a determination of the interpretation, validity, enforceability or infringement of, patents or trademarks or the misappropriation of trade secrets, shall not be subject to arbitration under this agreement, and the Parties may pursue whatever rights and remedies may be available to them under law or equity, including without limitation litigation in a court of competent jurisdiction, with respect to such claims and disputes.

13.13    Debarment and Exclusion. Each Party certifies that it is not debarred under subsections 306(a) or (b) of the US Federal Food Drug and Cosmetic Act US Generic Drug Enforcement Act of 1992; 21 USC 335a (a) or (b), and that it has not and will not use in any capacity the services of any person debarred under such law to conduct Activities. Each Party further certifies that none of its Affiliates in the United States are excluded from any federal health care program, including but not limited to Medicare and Medicaid.

13.14    Order of Precedence. In the event of a conflict between any terms and conditions contained in the body of this Agreement and any terms and conditions contained in the Work Plan or Commercialization Plan, the terms and conditions contained in the body of this Agreement will prevail; provided, however, that if the Work Plan or Commercialization Plan contains an express statement that specific terms of such Work Plan or Commercialization Plan are intended to supersede specific contrary terms contained in the body of this Agreement, such express terms in such Work Plan or Commercialization Plan will prevail.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties, through their duly authorized representatives, have executed this Agreement and have caused it to be effective as of the Effective Date set forth above.

MILLENNIUM PHARMACEUTICALS, INC.	PRECISION IBD, INC.

BY:	/s/ [***]	BY:	/s/ [***]

NAME: [***] TITLE: HEAD OF EXTERNAL INNOVATION	NAME: [***] TITLE: PRESIDENT/CEO

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EXHIBIT A

DEFINITIONS

“Activities” means the activities to be undertaken by or on behalf of a Party pursuant to the Work Plan under this Agreement, on the terms contained herein.

“Additional Targets” has the meaning set forth in Section 3.5(c).

“Affiliate” means any corporation or other business entity that is controlled by, controlling, or under common control with the affected Party or Third Party, wherein control means direct or indirect ownership of at least 50% (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the stock entitled to vote in the election of directors (or in the case of an entity that is not a corporation, for the election of the corresponding managing authority) or the power to direct or cause the direction of the management and policies of such corporation or other business entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. For clarity, a corporation or other business entity is only considered an Affiliate for as long as such control exists.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable laws, statutes, rules, regulations, court orders or injunctions having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including but not limited to any applicable rules, regulations, or other requirements of Regulatory Authorities that may be in effect from time to time.

“Assay/Test” means each diagnostic (CDx) assay to be initially developed and validated and further developed into a Product pursuant to the Work Plan. For clarity, each Assay/Test will be associated with either the [***] or a Collaboration Target.

“Authorized Individuals” has the meaning set forth in Section 3.5(a).

“Background IP” means all Intellectual Property, other than Foreground IP, that is necessary for purposes of carrying out Activities under this Agreement and that is: (a) Controlled by a Party on the Effective Date, or (b) generated or become Controlled by a Party after the Effective Date. For clarity, to the extent a Party obtains, after the Effective Date, Control of Intellectual Property owned by a Third Party that is necessary or useful to the performance of Activities under this Agreement, such rights will be included in such Party’s Background IP.

“Bankruptcy Laws” has the meaning set forth in Section 12.2(d)(ii).

“Business Day” means a day other than Saturday, Sunday or any other day on which commercial banks located in the State of New York, are authorized or obligated by Applicable Law to close.

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“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.

“Calendar Year” means the twelve (12) month period ending on December 31; provided however, that (a) the first Calendar Year of the Term, shall begin on the Effective Date and end on December 31, 2019; and (b) the last Calendar Year of the Term shall end on the effective date of expiration or termination of this Agreement.

“CDER” means the Center For Drug Evaluation and Research, a branch of the FDA.

“CDRH” means the Center For Devices and Radiological Health, a branch of the FDA.

“Cedar-Sinai Agreement” has the meaning set forth in Section 3.4.

“chemical genus that encompasses the MPI Compound” (as used in this Agreement) means, with respect to an MPI Compound, the chemical genus recited in a Valid Claim of a patent, which is owned or Controlled by Millennium, claiming the composition of matter of such MPI Compound.

“Claim” means any claim, suit, demand, lawsuit or legal action against a Party.

“Clinical Trial” means a clinical investigation of the MPI Drug undertaken by Millennium as part of the MPI Drug development.

“Clinical Trial Information” means all study reports, data, results and other information generated by or on behalf of Millennium in the course of a Clinical Trial, including all such study reports, data, results and other information relating to clinical outcomes.

“Clinical Trial Tissue Samples” means all relevant human tissue samples or such other biological materials collected from a Clinical Trial in Millennium’s possession and/or Control.

“Collaboration Target” means any Target selected by Millennium pursuant to Section 3.5. For clarity, Collaboration Targets exclude [***].

“Commercialization” and “Commercialize” shall refer to all activities undertaken relating to the Manufacture for commercial sale, pre-marketing, marketing, distribution and sale of a Product or MPI Drug, and the process of Commercialization.

“Commercialization Plan” has the meaning set forth in Section 7.1.

“Commercially Reasonable Opportunity” means a specific business opportunity that it would be reasonable for Precision to pursue taking into account all factors, including the present and future market potential of the relevant Product, competitive market conditions, patient unmet need and overall financial return from the specific business opportunity and other related business opportunities.

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“Compound Foreground IP” means any and all Foreground IP that relates to (a) the composition of a MPI Compound or chemical genus that encompasses the MPI Compound; (b) therapeutic use of the MPI Compound, including therapeutic uses with selected patients; (c) formulations of the MPI Compound; (d) forms of the MPI Compound; (e) methods of utilizing the MPI Compound; or (f) methods of selecting patients for treatment (or non-treatment) specifically for the MPI Compound (the “Compound Patient Selection IP”). The Compound Patient Selection IP and diagnostic methods included in (b) and (e) of this definition, do not include any such methods that extend to (i) a Target or therapeutic pathway generally, or (ii) therapeutic agents other than the MPI Compound or chemical genus that encompasses such MPI Compound.

“Confidential Information” means (i) confidential and proprietary data and information of a Party that is provided to the other Party in connection with this Agreement, whether prior to (including pursuant to the Confidentiality Agreement made and entered into by and between the Parties as of the 18th day of May 2018 (the “Prior CDA”)), on or after the Effective Date, including know-how, trade secrets, tools, methods, methodologies, processes, techniques, apparatus, designs, specifications, samples, technical descriptions, study proposals, study data, computer source code, customer lists, pricing information, product development plans, marketing plans, personnel information, financial information and business strategies, and any other information that a reasonable person would conclude is intended to remain confidential, due to its nature or the circumstances under which it is disclosed and any other non-public information that the Disclosing Party designates as proprietary or confidential pursuant to the terms herein. Confidential Information also includes any reports, study data, notes, summaries, abstracts, or drafts of Confidential Information or oral presentations, reports, or discussions referring to, describing, elaborating upon, verifying or otherwise relating to the Disclosing Party’s Confidential Information that are created by the Receiving Party. Notwithstanding the foregoing, Confidential Information does not include any information that: (a) is within the public domain prior to the time of the disclosure by the Disclosing Party or thereafter becomes within the public domain other than as a result of disclosure by the Receiving Party or any of its representatives in violation of this Agreement, (b) was, on or before the date of disclosure, in the possession of the Receiving Party or one of its Affiliates without burden of confidentiality, as evidenced by contemporaneous written records, (c) is acquired by the Receiving Party from a Third Party having the right to disclose without burden of confidentiality, or (d) is independently developed by the Receiving Party without reference to or reliance upon the Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

“Consumables” means any and all buffers, primers, probes, preamplification materials and other reagents or consumables that are necessary for the use of a Product, and any improvements or updates thereto.

“Control” or “Controlled” means with respect to any Intellectual Property or other assets, possession by Millennium or its respective Affiliates or Precision, as of the time of inquiry, of the right (whether by ownership, license or otherwise, other than pursuant to this Agreement) to

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grant to the other Party access, ownership, a license, sublicense or other right to or under such Intellectual Property or assets for the specific purposes provided for herein without any conflict with any other obligation or violating the terms of any agreement or other arrangement of the Controlling Party, with any Third Party.

“Correlation Data” means Clinical Trial Information, and other data and information derived therefrom, that correlates, associates, connects or relates Product Clinical Trial Test Results to patient response to the associated MPI Drug in a Clinical Trial conducted using the Product pursuant to the Work Plan.

“De-identified” means the process by which health information no longer identifies an individual and with respect to which there is no reasonable basis to believe that the information can be used to identify or re-identify an individual, as set forth in §164.514 of the Privacy Rule of the United States Health Insurance Portability and Accountability Act of 1996 (“HIPAA”).

“Deliverable” means the documents and reports produced by Precision pursuant to the Work Plan under this Agreement. For clarity, Deliverable does not include any data or information embedded in the documents or reports.

“Development” means all research, non-clinical and clinical drug development activities, including toxicology, pharmacology, and other non-clinical efforts, statistical analysis, formulation development, delivery system development, statistical analysis, the performance of any such research or Clinical Trials, including the Manufacturing for use in Clinical Trials, or other activities reasonably necessary in order to obtain, but not maintain, Regulatory Approval. “Development” shall exclude all Commercialization. When used as a verb, “Develop” means to engage in Development activities.

“Diagnostic Foreground IP” means any and all (a) Product Foreground IP; and (b) Foreground IP that relates to generally applicable (i.e., not specific to the MPI Compound or chemical genus that encompasses such MPI Compound): (i) methods of using Patient Selection Criteria and other methods for selecting patients for treatment (or non-treatment), (ii) using gene expression data with polygenic risk scores and other methods to define Assay(s)/Test(s), (iii) using Assay(s)/Test(s) to define patient populations for potential treatment, (iv) creating Product(s) using patient samples through a clinical trial or otherwise to validate use of an Assay(s)/Test(s) to select a patient population and become a diagnostic product, but does not determine response to any drug, (v) using a diagnostic product in a clinical trial, (vi) methods of treating a patient population based on Patient Selection Criteria, with an active agent, (vii) methods for selecting patients for treatment (or non-treatment), and/or (viii) diagnostic methods.

“Diligent Efforts” means the carrying out of Activities by a Party in [***]. Diligent Efforts requires inter alia that [***], and [***], to carry out Activities pursuant to the Agreement, including, as applicable, the obligations, activities and timelines set forth in the Work Plan. Diligent Efforts requires that a Party: [***]. Diligent Efforts with respect to a particular country or indication will change over time, reflecting changes in the status of a product, as applicable, and the country(ies) involved. [***].

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“Directed” means, with respect to a pharmaceutical product, (a) targeting, interacting with, and/or binding to a Target and (b) exerts its primary diagnostic, prophylactic or therapeutic activity as a result of such targeting, interaction or binding.

“Disclosing Party” means the Party disclosing its Confidential Information the Receiving Party.

“Effective Date” has the meaning set forth in the preamble.

“FDA” means the United States Food and Drug Administration, or any successor agency thereto.

“Firewall” has the meaning set forth in Section 3.5(a).

“First Commercial Sale” means, on a country-by-country basis, the first sale of a MPI Drug under this Agreement by Millennium, its Affiliates or its sublicensees to an end user or prescriber for use, consumption or resale of the MPI Drug where Regulatory Approval of the MPI Drug has been obtained and where the sale results in a recordable MPI Drug Sale. Sale of a MPI Drug under this Agreement by Millennium to an Affiliate or a sublicensee of Millennium shall not constitute a First Commercial Sale unless such Affiliate or such sublicensee is the end user of such MPI Drug and such sale results in a MPI Drug Sale. Also, sale of a MPI Drug under this Agreement by Millennium, its Affiliates or its sublicensees in a jurisdiction where Regulatory Approval for that MPI Drug has not yet been attained shall not constitute a First Commercial Sale under this Agreement.

“Foreground IP” means any and all Intellectual Property generated in the performance of Activities by either Party or its Affiliates or subcontractors, either solely or jointly with the other Party, and includes Diagnostic Foreground IP, Compound Foreground IP and Other Arising IP. For clarity, Foreground IP excludes all Background IP.

“Functional Groups” has the meaning set forth in Section 3.5(a).

“GMP” means current good manufacturing practices set forth in the quality system regulation 21 CFR Part 820, governing the methods used in, and the facilities and controls used for, the design, manufacture, packaging, labeling, storage, installation, and servicing of all finished devices intended for human use.

“IDE” means an approved or considered approved Investigational Device Exemption under 21 CFR 812 and section 520(g) of the US Federal Food Drug and Cosmetic Act.

“Inability to Supply” means Precision’s inability to supply pertinent testing laboratories on a country-by-country or region-by-region basis (as specified in Millennium forecast) the relevant Product in quantities adequate to fulfill [***] of Millennium’s forecasted quantities of the Product for use with the MPI Drug for [***].

“Indemnified Party” means the Party seeking indemnification pursuant to Article 11 hereof. “Indemnifying Party” means the Party from which an Indemnified Party seeks indemnification.

“Indication” means inflammatory bowel disease or immune medicated diseases of the bowel including [***].

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“Indivisible Patent” has the meaning set forth in Section 8.2(d)(ii).

“Intellectual Property” or “IP” means any form of intellectual property rights, including, but not limited to, (i) any and all national, regional, and international patents and patent applications (including design or utility model patents and patent applications and similar or equivalent applications), including, but not limited to, all priority applications, provisionals, divisionals, continuations, continuations-in-part, continued prosecution applications, patents of addition, restorations, extensions, registration or confirmation patents, patents resulting therefrom or from post-grant proceedings, re-issues, re-examinations, extensions, supplementary protection certificates, or any other governmental granted exclusivity in the nature of a patent; (ii) copyrights (including moral rights), whether registered or unregistered and pending applications to register the same, works of authorship or creation, including but not limited to all derivatives thereof, semiconductor chip protection, in each case whether or not copyrightable or otherwise protectable under intellectual property laws or property rights laws; (iii) trademarks, service marks, domain names, trade names or trade dress; (iv) trade secrets and confidential ideas, discoveries, know-how, concepts, methods, processes, techniques, databases, systems and technical developments, machines, manufactures, compositions, formulae, technology, algorithms, models, inventions other proprietary information, and any improvements to and derivatives from any of the foregoing, whether or not such are patentable or otherwise protectable under trade secret or other intellectual property laws or property rights laws; and (v) any registrations, applications and certificates directed to any of the foregoing described in (i)-(iv), and continuations, continuations in part, extensions, renewals, divisions, re-issues and re-examinations relating thereto, including the right to apply for registrations, certificates, or renewals with respect to any of (i)-(iv), and the right to prosecute, enforce, obtain damages relating to, settle or release any past, present, or future infringement or misappropriation of any of (i)-(iv).

“Intended Use” means the use of human tissue samples with the Product that detects the expression of specific gene(s), human biological marker(s) of Indication and/or a set of biological parameters identified and agreed upon by Parties as an aid in selection of a specific subpopulation of patients with a diagnosis of the Indication for treatment with an MPI Drug.

“Interpretation Guidelines” means a written recommendation to assist the Product user in interpreting the Product’s results, such written recommendation having been validated with appropriate data.

“Invalidation Action” has the meaning set forth in Section 8.6(b).

“Joint Project Team” or “JPT” has the meaning set forth in Section 2.2(a).

“Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.1(a).

“JSC Coordinator” has the meaning set forth in Section 2.1(b).

“Knowledge” means, as applied to a Party, that such Party shall be deemed to have knowledge of a particular fact or other matter to the extent that such Party has actual knowledge of such fact or other matter, provided that such Party made a reasonable inquiry into such fact or other matter.

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“Loss” means any and all liabilities, damages, settlements, penalties, fines, costs or expenses, including reasonable attorneys’ fees, resulting from a Claim brought by a Third Party.

“Manufacture” means all activities related to the manufacturing, or any ingredient or component thereof, for Development and Commercialization, labeling, packaging, in-process and final testing, release or any ingredient or component thereof, quality assurance activities related to manufacturing and release, ongoing stability tests and regulatory activities related to any of the foregoing. When used as a verb, “Manufacture” means to engage in Manufacturing activities.

“Millennium” has the meaning set forth in the preamble.

“Millennium Indemnified Party” means Millennium and its Affiliates and their respective officers, directors, employees, agents and representatives, together with successors and assigns of any of the foregoing.

“Millennium Materials” has the meaning set forth in Section 3.1.

“Millennium Upstream Agreements” has the meaning set forth in Section 8.3(b).

“MPI Compound” means each compound owned or otherwise Controlled by Millennium that is Directed against the relevant Target, which Target is either the [***] or a Collaboration Target.

“MPI Drug” means the pharmaceutical product based on the MPI Compound which has been Developed and/or Commercialized for treatment of the Indication by Millennium in connection with this Agreement.

“MPI Drug Sales” means with respect to any MPI Drug, the gross amounts invoiced and/or received by Millennium, its Affiliates and their respective (sub)licensees for sales of such MPI Drug to unaffiliated Third Parties, less the following deductions, to the extent reasonable and customary, provided to unaffiliated entities and actually allowed and taken with respect to such sales:

[***]

“Non-Nominated Target” has the meaning set forth in Section 3.5(a).

“Original Target Information” has the meaning set forth in Section 3.5(a).

“Other Arising IP” means Foreground IP that is neither Diagnostic Foreground IP nor Compound Foreground IP.

“Party” or “Parties” have the meaning set forth in the preamble.

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“Patent Counsel” has the meaning set forth in Section 8.2(d)(ii)(C).

“Patient Sample” has the meaning set forth in Section 5.2(e).

“Patient Sample Requirements” has the meaning set forth in Section 5.2(e).

“Patient Selection Criteria” means any combination of genetic, genomic polymorphism(s), clinical, serology and/or other data developed pursuant to the Work Plan or otherwise developed by or on behalf of Precision to identify a specific subpopulation of patients with a diagnosis of the Indication, which subpopulation shall be identified and agreed upon by Parties pursuant to the Work Plan and form the basis for the Activities.

“Payments” has the meaning set forth in Section 4.2.

“PMA” means any premarket approval application for a class III medical device, including all information submitted with or incorporated by reference. “PMA” includes a new drug application for a device under section 520(1) of the US Federal Food Drug and Cosmetic Act.

“Precision” has the meaning set forth in the preamble.

“Precision Indemnified Parties” means Precision and its officers, directors and employees.

“Precision Materials” means any clinical study specimens or such other biological materials (e.g., blood, fluid, cell, and tissue samples from human subjects, including any tangible materials derived from the Precision Materials such as: genes, gene fragments, gene sequences, proteins, protein fragments, protein sequences, probes, DNA, RNA, cDNA libraries, plasmids, vectors, expression systems, cells, cell lines, organisms, antibodies or other biological substances; and any constituents, progeny, unmodified derivatives, replications thereof) in Precision’s possession and/or Control furnished to Millennium by or on behalf of Precision pursuant to the Work Plan.

“Precision Upstream Agreements” has the meaning set forth in Section 8.3(a)(i).

“Product” means each set of one or more Assays/Tests configured in one or more test kits, as mutually agreed upon by the Parties pursuant to the Work Plan, which has been Manufactured using GMP and QC release tested and developed with sufficient analytical validation, as necessary to support being labeled as “investigational use only” and used for the purposes of Clinical Trials, or otherwise clinically-validated or approved for the Intended Use.

“Product Clinical Trial Test Results” means Clinical Trial Information, and other data and information derived therefrom, generated through use of the Product with Clinical Trial Tissue Samples collected prior to administration of MPI Drug. For clarity, Product Clinical Trial Test Results excludes all Correlation Data.

“Product Foreground IP” means any and all Foreground IP which primarily relates to an Assay/Test or Product, including, without limitation, any Foreground IP that relates to the composition or Manufacture of an Assay/Test or Product or any algorithm incorporated or included therein.

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“Product Transfer Activities” has the meaning set forth in Section 12.4(f).

“Project Manager” has the meaning set forth in Section 2.3(a).

“Publication” has the meaning set forth in Section 9.6.

“QSR” means the applicable regulations set forth in FDA’s Quality System Regulations at 21 C.F.R. Part 820.

“Quality Control Specifications” has the meaning set forth in Section 5.1(a).

“Receiving Party” means any Party receiving another Party’s Confidential Information.

“Records” has the meaning set forth in Section 3.7.

“Regulatory Approval” means in each regulatory jurisdiction, the approvals (including pricing approvals), clearances, exemptions, product and/or establishment licenses, registrations or authorizations necessary and sufficient for the development, manufacture, use, clinical trial use, storage, import, export, transport, commercialization, marketing, distribution, and sale of a product in such jurisdiction in accordance with Applicable Law.

“Regulatory Authority” means the applicable governmental authority in a given regulatory jurisdiction that has responsibility for granting Regulatory Approvals.

“Regulatory Exclusivity” means any exclusive marketing rights or data protection or other exclusivity rights conferred by any Regulatory Authority with respect to a MPI Drug in a country or jurisdiction in the Territory, other than a patent right, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under the Biologics Price Competition and Innovation Act, or under the Drug Price Competition and Patent Term Restoration Act, 21 U.S.C. 355, as amended, in the EU under Directive 2001/83/EC, as amended, and Regulation (EC) No. 1901/2006, as amended, or rights similar thereto in other countries or regulatory jurisdictions in the Territory.

“Regulatory Submission” means any formal regulatory applications, filings, registrations or submissions, made to any Regulatory Authority in a jurisdiction.

“Relevant Third Party IP” means any U.S. or foreign patents owned, licensed or otherwise controlled by a Third Party the rights to which may be necessary or useful in performance of Activities or Development, Manufacture or Commercialization of a MPI Drug or Product pursuant to this Agreement.

“Replacement Target” has the meaning set forth in Section 3.5(b).

“Replacement Target Information” has the meaning set forth in Section 3.5(b).

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“Royalty Term” means, on a country-by-country and MPI Drug-by-MPI Drug basis, the period commencing on the First Commercial Sale of such MPI Drug in such country in the Territory and ending upon the latest of:

[***]

“Senior Executives” means in the case of Precision, the President (or an authorized representative designated by such President, and in the case of Millennium, the Chief Medical & Scientific Officer of Takeda (or an authorized representative designated by such Chief Medical & Scientific Officer).

“Separate IP” means any Intellectual Property that a Party generates, invents, develops, acquires or obtains Control of after the Effective Date and independent of its performance of its obligations under this Agreement and without reference to or reliance on any Confidential Information that such Party received from another Party under this Agreement.

“Takeda” has the meaning set forth in the preamble.

“Target” means each individual human biological marker of Indication.

“Target Information” has the meaning set forth in Section 3.5(a).

“Target License” has the meaning set forth in Section 8.3(a)(iv).

“Target License Request” has the meaning set forth in Section 8.3(a)(iv).

“Term” has the meaning set forth in Section 12.1.

“Termination Consequences” has the meaning set forth in Section 12(a).

“Territory” means those countries or jurisdictions that have been mutually agreed upon by the Parties, through the JSC, JPT or any other subcommittee(s) established to address commercial considerations, for Commercialization of each Product pursuant to the Work Plan.

“Third Party” means any individual, partnership, corporation, limited liability company, or any other entity who is not a Party to this Agreement or an Affiliate of a Party.

“Valid Claim” means (a) a claim of an issued and unexpired patent to the extent such claim has not expired or irretrievably lapsed or been abandoned, dedicated to the public, revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final order, from which no further appeal can be taken, and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a claim within a patent application has not been pending for more than [***] years from the earliest filing date to which such claim or the applicable patent application is entitled to claim priority and which claim has not been revoked, cancelled, withdrawn, held invalid or abandoned.

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“Work Plan” means [***].

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EXHIBIT B

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B-1

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EXHIBIT C

FINANCIAL TERMS

Technology Access Fee to Precision.	Millennium shall pay to Precision the following technology access fee within [***] Business Days of the Effective Date: • $[***]

Activities Paid by Millennium.

Millennium shall pay to Precision the amounts set forth below for Precision’s FTE expenses associated with Activities quarterly. First payment shall be made within [***] Business Days of Effective Date and any subsequent payments shall be made within [***] calendar days of Millennium’s receipt of corresponding invoice from Precision at the beginning of each quarter:

	Fiscal Year	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	TOTAL
	FTE#	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	R&D Spend $M	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Millennium shall pay to Precision the following one-time milestone payments, which shall be paid to Precision within [***] calendar days following the achievement of the applicable milestone and Millennium’s receipt of corresponding invoice from Precision. Each Party shall provide the other Party with prompt written notice of its achievement of the applicable milestones. If, for any reason, a milestone event corresponding to a milestone payment set forth below does not occur prior to the occurrence of the next sequential milestone event set forth below, which later milestone precludes the necessity to achieve the earlier milestone event, then such prior non occurring milestone event shall be deemed to occur concurrently with the occurrence of such next sequential milestone event. Each milestone payment by Millennium shall be payable only once regardless of the number of times that such milestone event is achieved. Neither Party shall have final decision making authority over a dispute as to whether a milestone has been achieved.

(a)   Patient selection biomarker discovery and validation in patient samples – successful completion

•   $[***]

Successful completion defined by below deliverables

[***]

[***]

[***]

(b)   Assay/Test development – successful completion

•   $[***]

Successful completion defined by below deliverables

[***]

[***]

[***]

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(c)   Assay/Test analytical validation – successful completion

•   $[***]

Successful completion defined by below deliverables

[***]

[***]

[***]

[***]

Analytical validation establishes the performance characteristics of a test, and instrument that are acceptable in terms of its sensitivity, specificity, accuracy, precision, and other relevant performance characteristics using a specified technical protocol (which may include specimen collection, handling and storage procedures). This is validation of the CDx test’s/instrument’s technical performance but is not demonstrating clinical utility of the item.

(d)   Product clinical utility validation – successful completion

•   $[***]

•   [***]

(e)     [***]

•   $[***]

(f)      [***]

•   $[***]

(g)     [***]

•   $[***]

The following sales achievement milestones shall be payable if Regulatory Approval for the Commercialization of the MPI Drug includes use of corresponding Product:

(h)     [***]

•   $[***]

(i)     [***]

•   $[***]

The sales achievement milestone payments set forth above shall each be payable one-time only, upon the first time during the Term that the total aggregate MPI Drug Sales of a MPI Drug directed to the [***] in any Calendar Year.

Milestones related to Collaboration Targets.	Millennium shall pay to Precision the following one-time milestone payments, which shall be paid to Precision within [***] calendar days following the achievement of the applicable milestone for each Collaboration Target and Millennium’s receipt of corresponding invoice from Precision. Each Party shall provide the other Party with prompt written notice of its achievement of the applicable milestones. If, for any reason, a milestone event corresponding to a milestone payment set forth below does not occur prior to the occurrence of the next sequential milestone event set forth below, which later milestone precludes the necessity to achieve the earlier milestone event, then such prior

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non-occurring milestone event shall be deemed to occur concurrently with the occurrence of such next sequential milestone event. Each milestone payment by Millennium shall be payable only once per Collaboration Target regardless of the number of times that such milestone event is achieved. Neither Party shall have final decision making authority over a dispute as to whether a milestone has been achieved.

(a)    Collaboration Target Proposal (based on preliminary patient selection criteria (PSC); target validation (TV) feasibility and drug tractability assessment – associated with successful project start (PS) transition)

•   [***]

(b)    Patient selection biomarker discovery and validation in patient samples – successful completion

•   [***]

[***]

•   [***]

(c)    CDx Assay/Test development – successful completion

•   [***]

[***]

•   [***]

(d)    Assay/Test analytical verification and clinical validation – successful completion

•   [***]

[***]

•   [***]

[***]

(e)    IDE Application Acceptance

•   [***]

[***]

•   [***]

(f)    Product clinical validation – successful completion

•   [***]

•   [***]

(g)    [***]

•   [***]

(h)    [***]

•   [***]

(i)    [***]

•   [***]

The following sales achievement milestones shall be payable if Regulatory Approval for the Commercialization of the MPI Drug includes use of corresponding Product:

(j)    [***]

•   [***]

(k)    [***]

•   [***]

The sales achievement milestone payments set forth above shall each be payable one-time only for each Collaboration Target, upon the first time during the Term that the total aggregate MPI Drug Sales of a MPI Drug directed to the relevant Collaboration Target in any Calendar Year.

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Royalties to Precision.

During the Royalty Term, Millennium shall pay a royalty to Precision on MPI’s Drug Sales for MPI Drugs directed to the [***] or Collaboration Targets on a country-by-country basis and MPI Drug-by-MPI Drug basis as follows if Regulatory Approval (i.e., the approved label or labelling) for the Commercialization of the MPI Drug requires use of the corresponding Product:

(a)    MPI Drug directed against [***]

•   [***]% MPI Drug Sales of such MPI Drug

(b)    MPI Drug directed against Target associated with a Collaboration Target

•   [***]% MPI Drug Sales of each such MPI Drug

During the Royalty Term, Millennium shall pay a royalty to Precision on MPI’s Drug Sales for MPI Drugs directed to the [***] or Collaboration Targets on a country-by-country basis and MPI Drug-by-MPI Drug basis as follows if Regulatory Approval (i.e., the approved label or labelling) for the Commercialization of the MPI Drug identifies, or includes data with respect to, a type of diagnostic test that includes the corresponding Product but does not require use of such Product:

(a)    MPI Drug directed against [***]

•   [***]% MPI Drug Sales of such MPI Drug

(b)    MPI Drug directed against Target associated with a Collaboration Target

•   [***]% MPI Drug Sales of each such MPI Drug

Required use of the Product. For clarity, the approved label for an MPI Drug shall be deemed to require use of the corresponding Product, if the indication and usage section of such label defines the patient population in whom the MPI Drug is approved and such patient population is includes (as an identified subpopulation) the specific subpopulation of patients identified by the Product consistent with the Intended Use, or if the warnings and precautions section of such label identifies a type of diagnostic test to be used in a manner consistent with the Intended Use that includes such Product. For clarity, all sales of a MPI Drug having a label meeting the applicable description above shall be subject to the foregoing royalties, even if the administration of the Product occurs or is required only prior to an initial (or other individual) dosing with the MPI Drug.

Royalty Reduction. The royalty rates set forth above for MPI Drug Sales in a country shall be reduced by [***]% at the end of the first to occur [***] period during which one or more Third Parties sells a number of equivalent units of a generic version of the MPI Drug, in the country during such time period, greater than or equal to [***]% of the aggregate combined number of equivalent units of such MPI Drug and all generic version(s) of such MPI Drug sold in the country during such time period.

With respect to each MPI Drug, within [***] following the end of each Calendar Quarter after the First Commercial Sale of such MPI Drug, Millennium shall provide Precision with a report containing the following information for the applicable Calendar Quarter for such MPI Drug: the amount of gross sales of the MPI Drug, an itemized calculation of MPI Drug Sales showing deductions provided for in the definition of “MPI Drug Sales,” a calculation of the royalty payment due on such sales, an accounting of the number of units of the MPI Drug sold, the exchange rate for each country in which the MPI Drug was sold, the application of the reductions, if any. Millennium shall pay all amounts due to Precision for such Calendar Quarter at the time of the submission of such quarterly report. The rate of exchange to be used in computing the amount of currency equivalent in U.S. Dollars owed to Precision under this Agreement shall be the monthly average exchange rate between each currency of origin and United States dollars as reported by Wall Street Journal, East Coast Edition or an equivalent resource as mutually agreed by the Parties in writing.

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Schedule 3.5(a)(i)

[***]

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Schedule 3.5(a)(ii)

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